As filed with the Securities and Exchange Commission on April 28, 2004.

Registration No. 33-19605

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 16
to
Form S-6

FOR REGISTRATION UNDER THE SECURITIES

ACT OF 1933 OF SECURITIES OF

UNIT INVESTMENT TRUSTS REGISTERED

ON FORM N-8B-2

A.	Exact name of Trust:	MML Bay State Variable Life Separate Account I

B.	Name of Depositor:	MML Bay State Life Insurance Company

C.	Complete address of Depositor’s principal executive offices:	1295 State Street Springfield, MA 01111

D.	Name and address of Agent for Service of Process:	Robert Liguori Senior Vice President 1295 State Street Springfield, MA 01111

_____	immediately upon filing pursuant to paragraph (b) of Rule 485.

X	on May 1, 2004 pursuant to paragraph (b) of Rule 485.

_____	60 days after filing pursuant to paragraph (a)(1) of Rule 485

_____	on ______ pursuant to paragraph (a)(1) of Rule 485.

_____	this post effective amendment designates a new effective date for a previously filed post effective amendment. Such effective date shall be_______ .

E.	Title of Securities being registered:	Flexible Premium Variable Whole Life Insurance Policies
F.	Approximate date of proposed public offering:	As soon as practicable after the effective date of this Registration Statement.

CROSS REFERENCE TO ITEMS REQUIRED

BY FORM N-8B-2

Item No. of Form N-8B-2	Caption
1	Cover Page; The Separate Account.
2	Cover Page.
3	Cover Page.
4	Sales and Other Agreements.
5	The Separate Account.
6	Not Applicable.
7	Not Applicable.
8	Financial Statement.
9	Legal Proceedings.
10	Detailed Description of Policy Features; Investment Options; Other Policy Information.
11	Investment Options.
12	Investment Options; Sales and Other Agreements.
13	Introduction; Detailed Description of Policy Features.
14	Detailed description of Policy Features.
15	Premiums; Exhibit 99(11).
16	Introduction; The Separate Account.
17	Detailed description of Policy Features; Exhibit 99(11).
18	The Separate Account.
19	Other Information.
20	Not Applicable.
21	Policy Loan Privilege.
22	Not Applicable.
23	Bonding Arrangement.
24	Detailed Description of Policy Features; Other Information; Investment Options.
25	Other Information.
26	Other Information; The Investment Options.
27	Other Information.
28	Directors and Executive Officers.
29	Other Information.
30	Other Information.
31	Not Applicable.
32	Not Applicable.
33	Not Applicable.
34	Not Applicable.
35	Sales and Other Agreements.
36	Not Applicable.
37	Not Applicable.
38	Sales and Other Agreements.
39	Sales and Other Agreements.
40	Sales and Other Agreements.
41	Sales and Other Agreements.
42	Not Applicable.
43	Sales and Other Agreements.
44	The Separate Account.
45	Not Applicable.
46	Account Value and Net Surrender Value; The Separate Account.
47	The Separate Account.
48	Not Applicable.
49	Not Applicable.
50	Not Applicable.
51	Detailed Description of Policy Features; Other Policy Information.
52	Investment Options.
53	Federal Income Tax Considerations.
54	Not Applicable.
55	Not Applicable.
56	Not Applicable.
57	Not Applicable.
58	Not Applicable.
59	Financial Statement.

Variable Life Plus (“VLP”),

a Flexible Premium Variable Whole Life Insurance Policy*

Issued by MML Bay State Life Insurance Company

This prospectus describes a life insurance policy (the “policy”) offered by MML Bay State Life Insurance Company (“MML Bay State”). While the policy is in force, it provides lifetime insurance protection on the Insured named in the policy. It pays a death benefit at the death of the Insured.

In this prospectus, “you” and “your” refer to the Owner of the policy. “We,” “us,” and “our” refer to MML Bay State. “MassMutual” refers to Massachusetts Mutual Life Insurance Company. MML Bay State is a subsidiary of MassMutual.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the investment funds (divisions of the Separate Account) offered under this policy and a Guaranteed Principal Account (the “GPA”). Currently, the funds listed at the right are available under this policy.

The policy:

•	Is not a bank or credit union deposit or obligation.
•	Is not FDIC or NCUA insured.
•	Is not insured by any federal government agency.
•	Is not guaranteed by any bank or credit union.
•	May go down in value.

We service the policy at our Principal Administrative Office located at P.O. Box 1865, MassMutual Customer Service Center, Springfield, Massachusetts 01102-1865. Our telephone number is 1-800-272-2216. Our Home Office is located in Hartford, Connecticut. Our Web site is www.massmutual.com.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

MML Series Investment Fund

•	MML Blend Fund
•	MML Equity Fund
•	MML Equity Index Fund (Class II)
•	MML Managed Bond Fund
•	MML Money Market Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Global Securities Fund/VA

T. Rowe Price Equity Series, Inc.

•	T. Rowe Price Mid-Cap Growth Portfolio

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the cash surrender value will vary, depending on the investment performance of the funds.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

EFFECTIVE MAY 1, 2004

*Title may vary in some jurisdictions.

ii

I. Introduction

Please refer to Appendix A, Glossary for definitions of the terms contained in this prospectus.

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy. These variations will depend on the “contract state” of your policy; it is usually the state or other jurisdiction in which you live.

The policy is a life insurance contract providing a death benefit, an account value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments (“planned premium payments”), but if a planned premium payment is not made the policy will not necessarily terminate. If planned premium payments are made they do not guarantee a policy will remain in force. The policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the death benefit under the policy. Further, the death benefit may vary, and the cash surrender value will vary, with the investment experience of the investment options in which you have account value. Policy values in the GPA will earn interest at a guaranteed rate of 4%. We may credit interest periodically at rates that exceed this guaranteed rate.

Introduction

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken.

Understanding policy expenses and cash flow

The chart to the right illustrates how cash normally flows through a VLP policy.

The shaded boxes show the fees and expenses you pay directly or indirectly under your policy. These are explained in the pages that follow.

Your Premium
You make a premium payment
We deduct a Premium Expense Charge
Net Premium
We allocate the net premium to the investment options you choose
Guaranteed Principal Account
We hold amounts you allocate to this option in the general investment account
Variable Investment Options
We hold amounts you allocate to these options ("divisions") in the Separate Account
Separate Account VLP Segment
The variable investment divisions invest in the fund's portfolios
The fund deducts advisory fees and other fund expenses from the portfolios
We deduct a mortality and expense risk charge daily
We credit or debit investment earnings or losses
Loan Account
Accumulated value set aside to secure a policy loan
The loan interest rate expense charge reduces the interest credited on the loan account
We make monthly deductions
We deduct:
- mortality charge
- administrative charge
- rider charges
Account Value
We take processing fees for certain transactions
We deduct a processing fee for each withdrawal, and a one-time processing fee for exercising certain riders
Death Benefit
We pay your selected death benefit less any outstanding policy debt
If you surrender your policy
We deduct any policy debt and any applicable surrender charges

Introduction

All expense charges and deductions are described in Charges and Deductions in Part II.

A summary of the product and separate account charges follows.

	Current Rate	Maximum Rate
Premium Expense Charge	5.0% of premium (2.5% Sales Charge plus 2.5% Premium Tax Charge)	7.5% of premium (5.0% Sales Charge plus 2.5% Premium Tax Charge)

Administrative Charge	Tax-Qualified Policies: $5.25 per month per policy	All Policies: $8 per month per policy
Policies issued under our Simplified Underwriting procedures: $5.25 per month per policy
All other Policies: $4.00 per month per policy

Mortality Charges	A per thousand rate multiplied by the amount at risk each month. The rate varies by the gender, Attained Age, and risk classification of the Insured.	For standard risks, the guaranteed cost of insurance rates are based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.

Mortality and Expense Risk Charge	0.40% on an annual basis of daily net asset value of the Separate Account	0.40% on an annual basis of daily net asset value of the Separate Account

Investment Management Fees and Other Expenses	(See separate table on next page.)

Loan Interest Rate Expense Charge	0.9% of loaned amount	2.0% of loaned amount

Withdrawal Fee	$25 (or 2% of amount withdrawn, if less)	$25 (or 2% of amount withdrawn, if less)

Surrender Charges* (Applies upon policy surrender.)	Coverage Years 1-15: Administrative Surrender Charge (ASC) plus Sales Load Surrender Charge (SLSC). ASC during Year 1 equals $5 per $1,000 of Selected Face Amount; it then grades to zero during Years 2-10, and is zero thereafter. During the first 10 Years of Coverage, SLSC equals 25% of premium paid for the coverage up to the Surrender Charge Band, 5% of premium paid for the coverage in excess of the Band up to twice the Band, and 4% of premium paid for the coverage in excess of twice the Band up to three times the Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.	Coverage Years 1-15: Administrative Surrender Charge (ASC) plus Sales Load Surrender Charge (SLSC). ASC during Year 1 equals $5 per $1,000 of Selected Face Amount; it then grades to zero during Years 2-10, and is zero thereafter. During the first 10 Years of Coverage, SLSC equals 25% of premium paid for the coverage up to the Surrender Charge Band, 5% of premium paid for the coverage in excess of the Band up to twice the Band, and 4% of premium paid for the coverage in excess of twice the Band up to three times the Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.
	Coverage Years 16+: $0	Coverage Years 16+: $0

*	Under certain circumstances, the surrender charge may not apply when exchanging an existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.

Introduction

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the divisions, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2003. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.33%	0.85%

Investment Management Fees and Other Expenses

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2003.

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
MML Blend Fund	0.39%	0.03%	—	0.42%	[1]
MML Equity Fund	0.39%	0.02%	—	0.41%	[1]
MML Equity Index Fund (Class II)	0.10%	0.23%	—	0.33%	[2]
MML Managed Bond Fund	0.45%	0.01%	—	0.46%	[1]
MML Money Market Fund	0.48%	0.04%	—	0.52%	[1]
Oppenheimer Global Securities Fund/VA	0.63%	0.05%	—	0.68%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—	0.85%

1	MassMutual has agreed to bear expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2005. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund in 2003.
2	MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of ..05% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual. Currently, these expenses are less than this amount. In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class II shares. If this table had reflected this waiver, the Total Net Operating Expenses would have been 0.28%.

(See the fund prospectuses for more information.)

Introduction

II. Detailed Description of Policy Features

Purchasing the Policy

The policy is no longer offered for sale to the public. Owners may continue, however, to make premium payments under existing policies.

To purchase a policy, you had to send a completed application to our Principal Administrative Office. The policy could be issued for an Insured between the ages of 0 and 82 inclusive. Before issuing a policy, we required evidence of insurability.

The minimum Selected Face Amount of a policy depends on the market in which it was sold, the underwriting process used, and the Issue Age of the Insured:

•	Tax-qualified Market (used in a retirement plan qualifying for tax benefits under the Internal Revenue Code), Any Underwriting Process: $15,000 for Ages 0-55; $14,000 for Age 56; $13,000 for Age 57; $12,000 for Age 58, $11,000 for Age 59; and $10,000 for ages 60 and higher.
•	Non-qualified Markets, Simplified Underwriting: Same as tax-qualified market.
•	Non-qualified Markets, Any Other Underwriting Process: $50,000 for Ages 0-35; $40,000 for Ages 36-40; $30,000 for Ages 41-45; $20,000 for ages 46-50; and $15,000 for Ages 51 and higher.

Coverage under the policy became effective on the Issue Date of the policy or, if later, the date the first premium was paid. See Premiums for more about the first premium. For the first premium to be paid, we must receive it in good order.

Unisex Policy.    Policies generally were issued with values that vary based on the gender of the Insured. Policies issued in Massachusetts and Montana are “unisex”; that is, the policy values do not vary by the gender of the Insured. Policies issued as part of an employee benefit plan also may have policy values that do not vary by gender. References in the prospectus to sex-distinct policy values are not applicable to unisex policies.

Right to Return the Policy.    If you are not satisfied with your policy, you may cancel it within 10 days after you receive it, or 10 days after you receive a written notice of withdrawal right, or 45 days after signing Part 1 of your Application, whichever is latest. You may also cancel increases in Selected Face Amount under the same time limitations. (This period of time may vary by state.)

To cancel the policy, return it to us at our Principal Administrative Office, to the agent who sold the policy, or to one of our agency offices. If you cancel your policy, we will give you a refund.

In most states, this refund is the sum of:

(i)	any premium paid for the policy; plus

(ii)	any interest credited to the policy under the GPA; plus or minus

(iii)	an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we receive the policy.

In other states, this refund is equal to any premium paid for the policy.

Consult your policy to determine which refund applies under your policy.

Death Benefit

If the Insured dies while the policy is in force, we will pay the death benefit to the named Beneficiary. We will pay the death benefit within seven days after we determine that the claim for the death benefit is in good order. All or part of the death benefit can be paid in a lump sum or under one or more of the payment options described in the policy.

The death benefit is the greater of:

(a)	the Selected Face Amount on the date of death; or

(b)	the Minimum Face Amount on the date of death.

This benefit is increased by the part of any monthly charge for a period beyond the date of death that was deducted from the account value. It is reduced by any outstanding policy debt and any unpaid monthly charges to the date of death.

Minimum Face Amount.    In order to qualify as life insurance under Internal Revenue Code (“IRC”) Section 7702, the policy has a Minimum Face Amount. The Minimum Face Amount is equal to a multiple of the account value. The multiple depends on the gender (male, female,

Detailed Description of Policy Features

unisex), risk classification, and Attained Age of the Insured.

See Appendix B for examples of how changes in account value may affect the death benefit of a policy.

Changes in Selected Face Amount.    You may request an increase or decrease in the Selected Face Amount by submitting a written request for a change of Selected Face Amount to us at our Principal Administrative Office. The Selected Face Amount change will be effective on the Monthly Calculation Date on or next following our acceptance of the request.

Increases in Selected Face Amount.    You must provide us with a written application and evidence the Insured still is insurable to increase your Selected Face Amount. An increase may not be less than $15,000 ($5,000 if the policy was sold in the tax-qualified market or if simplified underwriting was used). We reserve the right to establish a lower minimum. You cannot increase the Selected Face Amount of the policy less than six months after the Policy Date or another increase, or after the Insured reaches Attained Age 82.

If you increase the Selected Face Amount, the Mortality Charges will increase. If the Net Surrender Value is insufficient to continue the policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount. Also, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 15 years of the segment’s coverage.

Increases in the Selected Face Amount will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase.

Decreases in Selected Face Amount.    You may decrease the Selected Face Amount in certain circumstances, although we believe that decreases generally are not in the best interest of an Owner. You must send a written request to us. You cannot decrease the Selected Face Amount if the decrease would result in a Selected Face Amount of less than the minimum Selected Face Amount.

A decrease will reduce the Selected Face Amount in the following order:

(a)	the Selected Face Amount of the most recent increase;

(b)	the Selected Face Amounts of the next most recent increases successively;

(c)	the initial Selected Face Amount.

If you decrease the Selected Face Amount, the monthly charges deducted from the account value will change.

Decreases in the Selected Face Amount will be effective on the monthly charge date that is on, or precedes, the date we receive the request.

Decreases in the Selected Face Amount may have adverse tax consequences.

If you decrease the Selected Face Amount, the policy may become a “modified endowment contract” (“MEC”) under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

We reserve the right to terminate the option to decrease the Selected Face Amount.

Premiums

The first premium must be paid before the policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. You may allocate net premiums among the divisions of the Separate Account and to the GPA.

First Premium.    Generally, you determine the first premium you want to pay for the policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency and initial Selected Face Amount, and on the Issue Age, gender, and risk classification of the Insured.

Planned Annual Premiums.    When applying for the policy, you select the Planned Annual Premium and payment frequency (annual, semiannual, quarterly, or monthly check service). The amount of the Planned Annual Premium and payment frequency you select are shown in the policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a request to us at our Principal Administrative Office. The minimum Planned Annual Premium is based on the Selected Face Amount, the Insured’s age, and the first premium paid.

Detailed Description of Policy Features

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee the policy will remain in force. To keep the policy in force, it must have a sufficient account value. See Grace Period and Termination.

Premium Payments and Flexibility.    After you have paid the first premium, within limits you may pay any amount at any time while the Insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments. Send all premium payments to us either at our Principal Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.

If applying a subsequent premium in a policy year means your policy will become a modified endowment contract, the following will occur:

•	For an unbilled subsequent premium payment, we will credit only that part of your premium payment to your policy that will not cause it to become a MEC, unless you’ve told us in writing that you want your policy to become a modified endowment contract. We will refund any remaining premium that we cannot apply and return it to you.
•	If we receive this subsequent premium payment within 21 days prior to your Policy Anniversary Date and we have billed you for a planned premium due on or about the Policy Anniversary Date, this payment will not be in good order. We’ll hold the payment and we will contact you for instructions on how to apply the payment.
•	If we receive this subsequent premium payment within 10 days prior to your Policy Anniversary Date and we’ve billed you for a planned premium due on or about the Policy Anniversary Date, such premium payment will not be in good order and we’ll hold this premium payment and credit it to your policy on the Anniversary Date or, if not a Valuation Date, the Valuation Date next following your Policy Anniversary Date. In such case, we will notify you of our action after we credit your premium payment.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period.

Wire Transfer.    You may also make premium payments by instructing your bank to wire funds to:

Chase Manhattan Bank, New York, New York

ABA #021000021

MML Bay State Life Account #910-2-481026

Ref: Contract #

Name: (Contract Owner)

Premium Limitations.    The minimum premium payment we will accept is $10.

The maximum premium each Policy Year is the greater of:

(a)	an amount equal to $100 plus double the minimum annual premium for the policy; or

(b)	the highest premium payment amount that would not increase the amount at risk.

We may refund any amount of premium payment that exceeds this limit.

Allocating Net Premiums.    A net premium is a premium payment we receive in good order, minus the premium expense charge. Premiums that cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

Net premiums credited to the policy on or after the Register Date will be allocated among the divisions and the GPA according to your net premium allocation. Also, any net premiums in the policy held before the Register Date will be allocated on that Date among the divisions and the GPA according to your net premium allocation on that Date.

Register Date and Valuation Date.    The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

The Register Date is the Valuation Date that is on, or next follows, the latest of:

(a)	the Policy Date;

(b)	the day we received your completed Part 1 of the Application for the policy; or

(c)	the day we received the first premium payment in good order.

Detailed Description of Policy Features

Net Premium Allocation.    When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. You may change your net premium allocation at any time by telephone or by sending notice to us at our Principal Administrative Office. We will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions if we fail to take such steps. We may tape record all telephone instructions.

You may set your net premium allocation in terms of whole-number percentages that add to 100%.

Transfers

You may transfer all or part of the account value invested in a division of the Separate Account to any other division or to the GPA. You can make transfers by telephone or by sending notice to us at our Principal Administrative Office. We will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions if we fail to take such steps. We may tape record all telephone instructions.

We may limit transfers to four a Policy Year. This limit does not apply to a transfer of all values in the Separate Account divisions to the GPA.

We limit transfers from the GPA to the Separate Account divisions to one each Policy Year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of the transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value each Year for three consecutive Policy Years; and
•	you have not added any net premiums or transfer amounts to the GPA during these three Years; then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding Policy Year. In this situation, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in good order at our Principal Administrative Office. We do not charge for transfers.

Limits on Frequent Trading and Market-Timing Activity

This policy and its investment options are not designed to serve as vehicles for what we determine to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyholders and beneficiaries under the policy, including long-term policyowners who do not engage in these activities. Therefore, organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or employ a market timing strategy and curtail their trading in every instance.

If we, or the investment adviser to any of the funds available with this policy, determine that a policyowner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we reserve the right to take restrictive action. Such action includes, but is not limited to:

•	not accepting transfer instructions from a policyowner or other person authorized to conduct a transfer;
•	restricting the ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium;
•	limiting the amount of transfer requests that can be made during a policy year; and

Detailed Description of Policy Features

•	requiring the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, we will return the policy value to the investment option from which the transfer was attempted as of the valuation date your transfer request is rejected. We may, among other things, then require you to resubmit the rejected transfer by regular mail only.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any transfer request to a division if the division’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these provisions.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the policy will remain in force.

The policy may terminate if its value cannot cover the monthly charges.

If the policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination.    The policy may terminate without value if the account value less any policy debt on a Monthly Calculation Date cannot cover the monthly charges due.

However, we allow a grace period for payment of the premium amount (not less than $10) needed to avoid termination. We will mail you a notice stating this amount.

The policy will terminate without value if we do not receive the required payment by the end of the grace period.

The policy also may terminate if the policy debt limit is reached. (See Policy Loan Privilege.)

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. (See Tax, Payment, and Termination Risks Relating to Policy Loans in “Policy Loan Privilege” later in this Part; and also see Federal Income Tax Considerations in Part V.)

Grace Period.    The grace period begins on the date the monthly charges are due. It ends 61 days after that date or, if later, 30 days after the date we mail the notice stating the amount needed.

During the grace period, the policy will stay in force. If the Insured dies during the grace period, the death benefit will be payable. In this case, any unpaid monthly charges to the date of death will be deducted from the death benefit.

Reinstating Your Policy.    If your policy terminates, you may reinstate it—that is, put it back in force. But you may not reinstate your policy if:

•	you surrendered it; or
•	five years have passed since it terminated.

Requirements to Reinstate Your Policy.    To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the Insured still is insurable; and

3.	a premium payment sufficient to produce an account value equal to triple the monthly charges due on the Monthly Calculation Date on, or next following, the reinstatement date. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate.    If you reinstate your policy, the Selected Face Amount will be the same as it was when it terminated. We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application. Your account value at reinstatement will be the premium paid at that time, reduced by the premium expense charge and any monthly charges then due. Surrender charges after reinstatement will apply as if the policy had not terminated. However, if the surrender charge was taken when the policy terminated, then the applicable surrender charges will not be reinstated.

If you reinstate your policy, it may become a “modified endowment contract” under current

Detailed Description of Policy Features

federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period.

Charges and Deductions

We will deduct charges from the policy to compensate us for:

(a)	providing the insurance benefits under the policy (including any riders);

(b)	administering the policy;

(c)	assuming certain risks in connection with the policy (including any riders); and

(d)	selling and distributing the policy.

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge currently is 5.0%. It is equal to a Sales Charge of 2.5% plus a Premium Tax Charge of 2.5%. The Sales Charge reimburses us for selling and distributing the policy. The Premium Tax Charge reimburses us for the average cost of state and local premium taxes we pay for the policy.

Monthly Charges Against the Account Value

We deduct charges from the account value on each Monthly Calculation Date. The monthly charges are:

(a)	an Administrative Charge;

(b)	a Mortality Charge; and

(c)	a Rider Charge for any additional benefits provided by rider.

We deduct the monthly charges from the division(s) and the GPA in proportion to the non-loaned values of the policy in the division(s) and the GPA.

Administrative Charge.    The monthly Administrative Charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charges.    The monthly Mortality Charge for a policy is equal to the “amount at risk” under the policy, multiplied by the monthly Mortality Charge rate for that policy month. We determine the amount at risk on the first day of each policy month. It is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the account value.

Mortality Charge rates are based on the gender, Issue Age, and risk class of the Insured, and the Year of Coverage. We currently place Insureds into the following two standard rate classes: Nonsmoker and Smoker. We also have substandard rate classes for greater mortality risks. In otherwise identical policies, the monthly Mortality Charge rate is higher for Smokers than for Nonsmokers.

Rider Charge.    You can obtain additional benefits by requesting riders on your policy. The monthly rider charges include charges for any benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge.    Each day we deduct a charge from your account value in the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering policies may be more than we estimated.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Detailed Description of Policy Features

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay us a distribution fee out of the fund’s assets called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Surrender Charges

The surrender charge has two parts: an Administrative Surrender Charge and a Sales Load Surrender Charge. The Administrative Surrender Charge generally applies during the first 10 Policy Years for the initial Selected Face Amount, and during the first 10 Years of Coverage following an increase in the Selected Face Amount, or if you surrender the policy. The Sales Load Surrender Charge generally applies for the first 15 Policy Years, and during the first 15 Years of Coverage following an increase in the Selected Face Amount, if you surrender the policy.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Administrative Surrender Charge.    This charge initially is $5 for each $1,000 of Selected Face Amount; it then grades down to zero over ten years. This charge reimburses us for expenses incurred in issuing the policy, such as processing the applications (including underwriting) and setting up computer records.

Sales Load Surrender Charge.    During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase in Selected Face Amount, this charge is equal to 25% of the premiums paid for the coverage up to the Surrender Charge Band, plus 5% of premiums paid for the coverage in excess of the Surrender Charge Band up to twice the Surrender Charge Band, plus 4% of premiums paid for the coverage in excess of twice the Surrender Charge Band up to three times the Surrender Charge Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.

The Surrender Charge Band is set forth in the policy and is an amount based on the Selected Face Amount and varies by the age, gender, and smoker classification of the Insured at the time of purchase.

Other Charges

Withdrawal Fee.    If you make a partial withdrawal from your policy, we deduct $25 (or 2% of the amount withdrawn, if less) from the amount you withdraw. This fee reimburses us for administering withdrawals.

Loan Interest Rate Expense Charge.    This charge reimburses us for the expenses of administering loans.

Rider Processing Fee.    We may charge a one-time processing fee for some riders.

Special Circumstances

We may vary the charges and other terms of policies where special circumstances result in sales or administrative expenses or insurance risks that are different than those normally associated with these policies. We will make these variations only in accordance with uniform rules we establish.

Account Value, Cash Surrender Value, Surrender, and Withdrawals

The account value of the policy has two components: the variable account value and the fixed account value.

Variable Account Value.    The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;

Detailed Description of Policy Features

•	transfers to the Separate Account from the Guaranteed Principal Account;
•	transfers and withdrawals from the Separate Account;
•	monthly charges and surrender charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

These transactions are all reflected in the variable account value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units.    The net investment experience of the variable account value is reflected in the value of the accumulation units. The value of your accumulation units in a division is equal to:

•	the accumulation unit value in that division; multiplied by
•	the number of accumulation units in that division credited to your policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.

If we receive a premium or a transaction request in good order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in good order after that time, units will be purchased or sold as of the next Valuation Date.

The variable account value of the policy is the total of the values of the accumulation units in each division credited to the policy.

Fixed Account Value.    The fixed account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus
•	amounts transferred into the GPA from the Separate Account; minus
•	amounts transferred or withdrawn from the GPA; and minus
•	monthly charges and surrender charges deducted from the GPA.

Interest on the Fixed Account Value.    The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the loan interest rate expense charge; or
•	4% if greater.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	4% if greater.

The current interest rate we declare will not be less than the rate determined by an index defined in the policy, reduced by any tax charge reflecting the policy’s share of our federal income tax liability.

Cash Surrender Value.    The cash surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Surrender.    You may surrender your policy by sending a written request, using our surrender form and any other forms we require, to us at our Principal Administrative Office. The surrender will be effective on the Valuation Date we receive all required forms in good order. We will process it within seven days.

The policy terminates as of the effective date of the surrender and cannot be reinstated. Surrendering the policy may result in adverse tax consequences.

Withdrawals.    On any Monthly Calculation Date at least six months after the Policy Date, you may withdraw an amount, not less than $100, up to the cash surrender value.

We deduct a fee from the amount withdrawn. We do not charge a surrender charge for a withdrawal. We will not allow a withdrawal if it would reduce the account value to an amount less than the sum of the minimum Planned Annual Premiums to date.

You must state in the withdrawal request from which divisions or the GPA you want the withdrawal made. The withdrawal amount you wish taken from each division of the Separate

Detailed Description of Policy Features

Account and from the GPA may not exceed the non-loaned account value in each of these. We will reduce the Selected Face Amount by the amount of the withdrawal.

Taking a withdrawal may have adverse tax consequences under federal tax law, possibly including a 10% penalty. Please consult your tax adviser. (See also Federal Income Tax Considerations in Part V.)

The withdrawal will be effective on the Valuation Date we receive the written request in good order. We will process it within seven days.

Policy Loan Privilege

General.    After the first Policy Year, you may take a loan from the policy once the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the policy’s account value less any surrender charge. If there is any outstanding policy debt, including any accrued interest, it reduces the maximum amount available.

Source of Loan.    We take the policy loan amount from the divisions and the GPA in proportion to the amount of account value in each division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the divisions of the Separate Account from which the loan is taken.

We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the divisions during any period that:

(i)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)	trading is restricted;

(iii)	the SEC determines a state of emergency exists; or

(iv)	the SEC permits us to delay payment for the protection of our Owners.

Loan Interest Charged.    At the time of Application, you selected either a fixed loan interest rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate. Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your “contract state.” The maximum rate is the greater of:

(i)	the published monthly average for the calendar month ending two months before the Policy Year begins; or

(ii)	5%.

If the maximum rate is less than  1/2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least  1/2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each Policy Anniversary. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the GPA in proportion to the non-loaned account value in each.

Repayment.    You may repay all or part of any policy debt at any time while the Insured is living and while the policy is in force. You must clearly identify the payment as a loan repayment or we will consider the payments premium payments.

We will allocate all loan repayments to the GPA.

We will deduct any outstanding policy debt from the proceeds payable at death or the surrender of the policy.

Interest on Loaned Value.    We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 4% and the policy loan rate less a loan interest rate expense charge. We guarantee this charge will not exceed 2%. Currently, the charge is 0.9%.

Effects of Policy Loans.    A policy loan affects the policy since we reduce the death benefit and cash surrender value by the amount of the loan

Detailed Description of Policy Features

and any accrued loan interest. If you repay the loan, we increase the death benefit and cash surrender value under the policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.

Whenever total policy debt (which includes accrued interest) equals or exceeds the account value less surrender charges, we will send a notice to you. This notice will state the amount needed to bring the policy debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if policy debt equals or exceeds the account value less any surrender charges at the end of those 31 days, the policy terminates without value.

The policy also may terminate due to insufficient value. (See Grace Period and Termination)

Tax, Payment, and Termination Risks Relating to Policy Loans.    Taking a policy loan could have adverse tax consequences for you. For example, if your policy is a “modified endowment contract” under current federal tax law, all or a portion of the loan may be treated as taxable income in the year you receive it; any loan amount that is taxable may be subject to an additional 10% penalty. (See Federal Income Tax Considerations in Part V, and especially the Modified Endowment Contracts section.)

If your policy is not a “modified endowment contract,” you may incur a significant income tax liability if the policy terminates before the death of the Insured. In this case, if your account value, reduced by any surrender charges, exceeds your cost basis for the policy, the excess will be taxable as income. Payments you receive upon termination of the policy, if any, may not be sufficient to cover the resulting tax liability. (Also see the Policy Proceeds and Loans section in Federal Income Tax Considerations.) To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the Insured; (4) high or increasing amount at risk, depending on changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions (withdrawals) under the policy.

In this case, if you surrender your policy without an outstanding loan, your cash surrender value is equal to your account value of $15,000; you receive a payment equal to the $15,000 cash surrender value, and your taxable income is $5,000 ($15,000 account value minus $10,000 cost basis).

However, if in this example you have an outstanding policy debt of $14,000, you would receive a payment equal to the cash surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

This potential situation of taxable income from policy termination exceeding the payment received at termination also may occur if the policy terminates without value because the policy debt limit is reached. If in this latter example the account value were to decrease to $14,000, due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventive action. The risks that result from taking a policy loan may be reduced if you repay the policy debt.

Detailed Description of Policy Features

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account (“GPA”). You also may transfer some or all of the account value in the divisions of the Separate Account to the GPA. Neither our general investment account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our general investment account. Our general account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general investment account.

We guarantee amounts allocated to the GPA in excess of any policy debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 4%. For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate is an effective annual rate of 4% or, if greater, the policy loan rate less the loan interest rate expense charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. In addition to the guaranteed minimum interest rate, we will declare a calendar year guaranteed minimum rate each December for the upcoming calendar year. The rate we credit in any calendar year will not be lower than this calendar year guaranteed minimum rate. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on June 9, 1982, as a separate investment account of MML Bay State. The Separate Account is maintained under the laws of the State of Connecticut. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have since divided this segment into seven divisions, subject to state availability. Each division invests in shares of a designated investment fund.

We may establish additional divisions within the segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MML Bay State. Assets in the Separate Account attributable to the reserves and other liabilities under the policies cannot be charged with liabilities from any other business conducted by MML Bay State. We may transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account.

Policyowners do not invest directly into the underlying funds. Instead, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares, the Company owns the Separate Account.

Investment Options

The Funds

The investment funds available through the policy are offered by three investment companies. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as MML Bay State. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MML Bay State and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policy owners and owners of the variable annuity contracts.

The boards of trustees or boards of directors of the funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the boards will notify the insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless MML Bay State, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

Some of the funds offered are similar to, or are “clones” of, mutual funds offered in the retail marketplace. These “clone” funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds’ sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

The Company has entered into arrangements with the investment adviser, sub-adviser, distributor, and/or affiliated companies of many of the investment funds listed below. These arrangements may result in payment to the Company for providing administrative, marketing, or other support services to the funds. The payments may be used for any corporate purpose, including the payment of expenses that the Company incurs in promoting, issuing, distributing and administering the policies.

The arrangements with the investment funds may vary and may include payments made due to a distribution and/or servicing plan adopted by the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The payments are generally based on an annual percentage of the average net assets held by the Company and its affiliates in that fund. Currently, on an annual basis, the payments range from 0.08% to 0.30% of the assets of the investment fund that are attributed to the policies. These payments may be significant.

Investment Options

Investment Funds in which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund

MML Blend Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.

MML Equity Fund	Adviser: MassMutual Sub-Advisers: David L. Babson & Company Inc. and Alliance Capital Management L.P.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index[1].

MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

MML Money Market Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve high current income, the preservation of capital, and liquidity.

Oppenheimer Variable Account Funds

Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The Fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation through investment in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P Mid-Cap 400® Index or the Russell Midcap® Growth Index.[2]

1	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.
2	Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes.

Investment Options

Rates of Returns

From time to time, we may report different types of historical performance for the divisions of the Separate Account available under this policy. These returns will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any deductions from premiums; monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report different types of actual historical performance of the investment funds underlying each division of the Separate Account. The returns we report for these funds will reflect the fund operating expenses; they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance, as past performance is no indication of future results. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post monthly investment performance reports for VLP on our Web site at massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our MassMutual Customer Service Center at 1-800-272-2216, Monday—Friday, 8 AM to 8 PM eastern time. Questions about the information in these reports should be directed to your personal financial representative.

On request, we will provide an illustration of account values and net surrender values for hypothetical Insureds of given ages, genders, risk classifications, premium levels and Initial Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The illustration will show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized). The net surrender value figures will assume all fund charges, the mortality and expense risk charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charges are deducted.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500® Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

Investment Options

IV. Other Policy Information

When We Pay Proceeds

If the policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds, or the death benefit, within seven days after we receive all required documents in good order at our Principal Administrative Office.

In addition, a death claim is not in good order until we have determined that it is valid. We investigate all death claims occurring within any two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether the claim is valid.

We pay interest on the death benefit from the date of death to the date of lump sum payment, or the effective date of a payment option.

We can delay payment of the cash surrender value or any withdrawal or loan from the Separate Account during any period when:

(i)	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)	trading is restricted by the SEC; or

(iii)	the SEC declares an emergency exists; or

(iv)	the SEC, by order, permits us to delay payment in order to protect our Owners.

Also, we can delay payment of the death benefit during such a period if:

•	the period begins on or before the date of the Insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the Insured’s death.

We may delay paying any cash surrender value, any withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Principal Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Payment Options

We will pay the policy proceeds (the death benefit or the cash surrender value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the policy. The following payment options are currently available.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.

Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.

Installments of Specified Amount	Each monthly payment is for an agreed specified amount not less than $10 for each $1,000 applied under the option. Interest of at least 3% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount we hold runs out.

Other Policy Information

Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payment of the total amount applied, we will continue to make monthly payments as long as the named person lives.

Joint Lifetime Income	Equal monthly payments based on the lives of two named persons. The same payment is made each month until both named persons have died. You can elect income with or without a minimum payment period.

Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living. When one dies, we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person’s life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds upon the Insured’s death. The applicant names the Beneficiary in the application for the policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

Unless you have named an irrevocable beneficiary or an assignment is in effect, you may change the Beneficiary during the Insured’s lifetime by writing to our Principal Administrative Office. The owner must have the consent of the irrevocable beneficiary or assignee to change the beneficiaries. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the Insured’s death, unless provided otherwise, the death benefit is paid to you or, if deceased, to your estate.

Assignment

Unless you have named an irrevocable beneficiary, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Principal Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any policy change requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of your policy after it has been in force during the Insured’s lifetime for two years after the Issue Date.

For any policy change requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of the change after it has been in effect for two years during the lifetime of the Insured.

Error of Age or Gender

If the Insured’s age or gender is misstated in the policy application, we will adjust the death benefit we pay under the policy based on what the policy would provide based on the most recent monthly charge for the correct date of birth and correct gender.

Suicide

If the Insured dies by suicide, while sane or insane, the policy benefit may be limited.

•	If the death occurs within two years after the Issue Date, the death benefit will be limited to the sum of all premiums paid, less any withdrawals and any policy debt.

•	If death occurs within two years after the effective date of an increase in Selected Face Amount (but at least two years after the Issue Date), the death benefit attributed to the increase is limited to the sum of the monthly charges made for the increase. However, if the

Other Policy Information

limited Death Benefit as described in the preceding paragraph is payable, there will be no death benefit payable for the increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, however, we may charge a one-time fee when you exercise the rider. If you choose to add a rider for which we charge you may cancel it at any time upon written request.

The terms and conditions of these riders may vary from state to state. Subject to state availability, the following riders are available.

Waiver of Monthly Charges Rider.    This rider provides that, in the event of the Insured’s total disability that begins before Attained Age 65 and continues for at least six months, we will waive the monthly charges on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60).

Accidental Death Benefit Rider.    This rider provides for an addition to the death benefit in the event the Insured’s death was caused by accidental bodily injury occurring within six months before the Insured’s death. This rider provides no benefit if the Insured dies after Attained Age 69.

Insurability Protection Rider.    This rider allows the Policyowner to increase the Selected Face Amount of the policy for a specified amount on specified dates, without evidence of insurability.

Accelerated Death Benefit Rider.    This rider advances the Policyowner a portion of the death benefit when we receive proof, satisfactory to us, the Insured is terminally ill and is not expected to live more than 12 months. In return for the advanced payment, a lien is established against the policy, equal to the amount of the death benefit accelerated under the policy. Interest is not charged on the lien.

Sales and Other Agreements

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Investors Services, Inc. (“MMLISI”), at the same address serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. (the “NASD”).

MML Distributors receives compensation for its activities as the underwriter of the policy.

The policy is no longer offered for sale to the public. Owners may continue, however, to make premium payments under their existing policies.

We sold the policy through agents who were licensed by state insurance officials to sell the policy and were registered representatives of a selling broker.

Agents who sold these policies receive commissions based on certain commission schedules and rules. We pay commissions as a percentage of the premium paid in each year of coverage. These commissions distinguish between premiums paid up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay commissions as a percentage of the average monthly account value in each policy year.

For coverage year 1, 50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 2 through 10, 6% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 11 and beyond, 2% of all premium paid.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and districts managers who are registered representatives also may receive commission overrides, allowances and other compensation.

Other Policy Information

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors or MassMutual may enter into special arrangements with certain broker-dealers based on aggregate or anticipated sales of the policies or other criteria. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. In addition, broker-dealer firms may also receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to MassMutual or our affiliates. Any such compensation payable to a broker-dealer firm will be made by MML Distributors or MassMutual out of their own assets and will not result in any additional direct charge to you.

Other Policy Information

V. Other Information

MML Bay State and MassMutual

MML Bay State Life Insurance Company (“MML Bay State”) is a wholly owned stock life insurance subsidiary of C.M. Life Insurance Company and an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MML Bay State provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

MML Bay State’s Tax Status.    MML Bay State is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The segment and the Separate Account are part of MML Bay State.

Due to MML Bay State’s current tax status, we do not charge the segment for MML Bay State’s federal income taxes that may be a result of activity of the segment. Periodically, MML Bay State reviews the question of a charge to the segment for MML Bay State’s federal income taxes. In the future, we may impose a charge for any federal income taxes paid by MML Bay State resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the Guaranteed Principal Account, we may charge for the policy’s share of MML Bay State’s federal income taxes that are a result of activity of the GPA.

Under current laws, MML Bay State may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. MML Bay State reserves the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account, the segment and the divisions. Each year within the 30 days following the Policy Anniversary Date, we will mail you a report showing:

(i)	the account value at the beginning of the previous Policy Year,

(ii)	all premiums paid since that time,

(iii)	all additions to and deductions from the account value during the year, and

(iv)	the account value, death benefit, cash surrender value and policy debt as of the last Policy Anniversary Date.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Other Information

Policy Proceeds and Loans.    We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force. You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

Other Information

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria. If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on the Company’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control.    There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts.    If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1/2; or

(ii)	made because the taxpayer became disabled; or

Other Information

(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the policy year in which the actual premiums paid exceed the new, lower 7-pay limit.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans.    The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Payments to Nonresident Aliens.    Generally, a taxable distribution from a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the Internal Revenue Service.

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s country of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax

Other Information

allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

(1)	proof of residency (in accordance with Internal Revenue Service (“IRS”) requirements); and

(2)	an IRS individual taxpayer identification number (“ITIN”).

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy to the extent you have invested in these divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The policy’s number of shares of the funds is determined by dividing the policy’s account value held in each division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions.

Shares of the funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Replacements

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;
•	Create new Separate Accounts and new segments;
•	Combine any two or more Separate Accounts, segments or divisions;
•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•	Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.
•	Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	Substitute one or more funds for other funds with similar investment objectives;
•	Delete funds or close funds to future investments; and
•	Change the name of the Separate Account.

We have reserved all rights to the name MML Bay State Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions

Other Information

offered under the policy, we may exercise one or more rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Service Agreement

In addition to acting as an investment manager for the funds underlying the divisions of the Separate Account, MassMutual performs certain investment and administrative duties for MML Bay State. MassMutual does this according to a written agreement. The agreement is renewed automatically each year, unless either party terminates it. Under this agreement, we pay MassMutual for salary costs and other services and an amount for indirect costs incurred through MML Bay State’s use of MassMutual’s personnel and facilities.

Bonding Arrangement

An insurance company blanket bond is maintained providing $100 million coverage for directors, officers, employees, general agents and agents of MassMutual (subject to a $1,000,000 deductible).

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact our financial positions, results of operations, or liquidity.

Experts

The financial statements included in this Prospectus for MML Bay State Variable Life Separate Account I–Variable Life Plus Segment and the audited statutory statements of financial position of MML Bay State Life Insurance Company as of December 31, 2003 and 2002, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the years ended December 31, 2003, 2002, and 2001 included elsewhere in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on MML Bay State Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2001, of certain statutory accounting practices as a result of the State of Connecticut Insurance Department’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual, which practices differ from accounting principles generally accepted in the United States of America) and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

Other Information

Appendix A

Definition of Terms

Account Value: The sum of the variable account value and the fixed account value of the policy.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the death benefit at the Insured’s death.

Cash Surrender Value: The amount payable to an Owner upon surrender of the policy. It is equal to the account value less any surrender charges that apply and less any policy debt.

Death Benefit: The amount paid following receipt of due proof of the Insured’s death. The death benefit is described in Part II of this prospectus.

Fixed Account Value: The current account value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, “in good order” means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account (“GPA”): Part of our general investment account, the GPA is a fixed account to and from which you may make allocations and transfers.

Insured: The person whose life this policy insures.

Issue Age: The age of the Insured at his or her birthday nearest the Policy Date.

Issue Date: The date on which the policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Face Amount: The death benefit needed for the policy to qualify as life insurance under federal tax law.

Monthly Calculation Date: The monthly date on which the monthly charges for the policy are due. The first Monthly Calculation Date is the Policy Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the policy account value each month.

Net Premium: The premium payment we receive in good order, minus the premium expense charge.

Notice: A notification, in a form satisfactory to us, that we receive at our Principal Administrative Office. A notice usually must be written, but we may accept notices by other means.

If we accept a notice by telephone, facsimile, or electronic mail, we will take reasonable steps to confirm that the notification is in a form satisfactory to us. For example, we may record all notices accepted by telephone. If you incur a loss due to unauthorized or fraudulent notification, we may be liable for the loss if caused by our failure to take these steps.

Owner: The person or entity that owns the policy.

Policy: The flexible premium variable whole life insurance policy offered by MML Bay State and described in this prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Calculation Dates.

Policy Debt: All outstanding policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Principal Administrative Office: Our Principal Administrative Office is located at P.O. Box 1865, MassMutual Customer Service Center, Springfield, Massachusetts 01102-1865.

Appendix A

Request: A notice asking for a change or an additional benefit. We may require that this notice be in good order.

Separate Account: The policy’s designated segment of the “MML Bay State Variable Life Separate Account I” established by MML Bay State and maintained under the laws of Connecticut. It is registered as a unit investment trust with the Securities and Exchange Commission under 1940 the Act. The Separate Account is used to receive and invest net premiums for this policy.

Target Premium: The level of premium payments used to determine commission payments. The Target Premium is equal to the minimum Planned Annual Premium. It is based on the Selected Face Amount, the first premium paid, and the Issue Age, gender, and risk classification of the Insured.

Valuation Date: A date on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the policy in each division of the Separate Account multiplied by your number of units in that division.

We, us, our: Refer to MML Bay State.

Year of Coverage: For the initial Selected Face Amount, each Policy Year is a Year of Coverage. For any increase in the Selected Face Amount, each Year of Coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the policy.

Appendix A

Appendix B

Example of the Impact of the Account Value and Premiums on the Policy Death Benefit

Assume the following:

•	Selected Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum face amount is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum face amount increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum face amount decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Appendix B

Directors of MML Bay State Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Lawrence V. Burkett, Jr., Director and General Counsel 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

    General Counsel (since 2003)

    Director (since 1996)

    President and Chief Executive Officer (1996–2000)

Massachusetts Mutual Life Insurance Company

    Executive Vice President and General Counsel (since 1993)

Howard Gunton, Director, Executive Vice President and Chief Financial Officer 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

    Director, Executive Vice President and Chief Financial Officer (since 2002)

Massachusetts Mutual Life Insurance Company

    Executive Vice President & CFO (since 2001)

    Senior Vice President & CFO (1999–2001)

Isadore Jermyn, Director and Senior Vice President and Actuary 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

    Director (since 1998)

    Senior Vice President and Actuary (since 1996)

Massachusetts Mutual Life Insurance Company

    Senior Vice President and Actuary (since 1999 and 1995–1998)

    Senior Vice President and Chief Actuary (1998–1999)

Efrem Marder, Director 1295 State Street Springfield, MA 01111	MML Bay State Life Insurance Company Director (since 1999) David L. Babson and Co. Inc. Executive Director (since 2000) Massachusetts Mutual Life Insurance Company Executive Director (1998–2000)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

    Director (since 1999)

    Chairman, President and Chief Executive Officer (since 2000)

Massachusetts Mutual Life Insurance Company

    Chairman (since 2000)

    President and Chief Executive Officer (since 1999)

PRINCIPAL OFFICERS (other than those who are also Directors):

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

James E. Miller, Executive Vice President 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

    Director (1998-1999)

    Executive Vice President—Life Operations (since 1999)

    Senior Vice President—Life Operations (1998–1999)

    Executive Vice President—Life Operations (since 1999)

    Senior Vice President—Life Operations (1998–1999)

Massachusetts Mutual Life Insurance Company

    Executive Vice President (since 1997 and 1987–1996)

Stuart H. Reese, Executive Vice President—Investments 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

    Executive Vice President—Investments (since 1999)

    Director and Senior Vice President—Investments (1996–1999)

David L. Babson and Co. Inc.

    President and Chief Executive Officer (since 1999)

Massachusetts Mutual Life Insurance Company

    Executive Vice President and Chief Investment Officer

    (since 1999)

    Chief Executive Director—Investment Management

    (1997–1999)

Matthew Winter, Executive Vice President 1295 State Street Springfield, MA 01111	MML Bay State Life Insurance Company Executive Vice President (since 2001) Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998–2001)

Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111	MML Bay State Life Insurance Company Vice President (since 1999) and Treasurer (since 1997) Massachusetts Mutual Life Insurance Company Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Senior Vice President and Secretary 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

    Senior Vice President (since 1999) and Secretary (since 1988)

Massachusetts Mutual Life Insurance Company

    Senior Vice President, Secretary and Deputy General Counsel (since 1999)

    Vice President, Secretary and Deputy General Counsel (1999)

    Vice President, Secretary and Associate General Counsel (1998–1999)

Independent Auditors’ Report

To the Board of Directors and Policyowners of

MML Bay State Life Insurance Company

Springfield, Massachusetts

We have audited the accompanying statement of assets and liabilities of each of the divisions of MML Bay State Variable Life Separate Account I – Variable Life Plus Segment (“the Account”) as of December 31, 2003, and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2003 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 2003, the results of its operations and its changes in net assets for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 17, 2004

MML Bay State Variable Life Separate Account I - Variable Life Plus Segment

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	T. Rowe Price Mid-Cap Growth Division
ASSETS
Investments
Number of shares (Note 2)	3,706,222	6,193,792	541,707	557,893	2,587,951	389,578	575,369

Identified cost (Note 3B)	$71,444,878	$177,181,062	$8,207,061	$6,853,054	$2,584,909	$9,892,814	$10,297,495

Value (Note 3A)	$54,330,525	$128,978,877	$7,421,387	$6,979,919	$2,585,205	$9,770,605	$11,449,835

Dividends receivable	-	-	-	-	1,041	-	-
Receivable from MML Bay State Life Insurance Company	2,176	-	3,532	-	-	2,644	8,083

Total assets	54,332,701	128,978,877	7,424,919	6,979,919	2,586,246	9,773,249	11,457,918

LIABILITIES
Payable to MML Bay State Life Insurance Company	-	46,794	-	655	27	-	-

NET ASSETS	$54,332,701	$128,932,083	$7,424,919	$6,979,264	$2,586,219	$9,773,249	$11,457,918

Net Assets
For variable life insurance policies	$54,332,701	$128,932,083	$7,424,919	$6,979,264	$2,586,219	$9,773,249	$11,457,918

Outstanding units (Notes 7 and 8)
Policyowners	15,972,760	33,928,485	9,672,097	2,235,888	1,337,854	10,679,622	11,312,029

NET ASSET VALUE (Note 8)
December 31, 2003	$3.40	$3.80	$0.77	$3.12	$1.93	$0.92	$1.01
December 31, 2002	2.88	2.99	0.60	2.97	1.93	0.64	0.73

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I - Variable Life Plus Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2003

	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	T. Rowe Price Mid-Cap Growth Division
Investment income

Dividends (Note 3B)	$1,314,504	$2,036,869	$97,604	$382,551	$18,523	$55,785	$-

Expenses

Mortality and expense risk fees (Note 4)	200,447	453,139	24,210	29,569	11,758	30,046	36,989

Net investment income (loss) (Note 3C)	1,114,057	1,583,730	73,394	352,982	6,765	25,739	(36,989)

Net realized and unrealized gain (loss) on investments

Net realized gain on investments (Notes 3B, 3C and 6)	(3,193,185)	(5,941,849)	(277,283)	30,395	(1,257)	(534,851)	(240,590)

Change in net unrealized appreciation/depreciation of investments	10,590,845	32,206,499	1,735,330	(13,649)	1,381	3,334,078	3,285,282

Net gain (loss) on investments	7,397,660	26,264,650	1,458,047	16,746	124	2,799,227	3,044,692

Net increase (decrease) in net assets resulting from operations	8,511,717	27,848,380	1,531,441	369,728	6,889	2,824,966	3,007,703

Capital transactions: (Note 7)

Transfer of net premium	5,654,716	14,487,980	743,176	587,844	247,788	1,021,395	1,088,548

Transfer from (to) Guaranteed Principal Account	(195,680)	(424,085)	10,584	(82,334)	(95,389)	(31,979)	35,693

Transfer of surrender values	(2,053,664)	(5,267,293)	(205,881)	(535,864)	(541,373)	(338,653)	(595,499)

Transfer due to death benefits	(169,116)	(622,561)	(4,757)	(72,476)	(237,923)	(42,454)	(34,414)

Transfer due to policy loans, net of repayments (Note 3D)	(928,466)	(2,263,932)	(153,914)	(115,416)	(26,852)	(222,678)	(215,039)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(13,024)	(30,168)	(887)	(52)	(182)	(3,166)	(697)

Withdrawal due to charges for administrative and insurance costs	(4,247,989)	(9,666,986)	(392,908)	(552,040)	(231,886)	(578,211)	(623,674)

Divisional transfers	(267,263)	(1,580,662)	562,695	(105,512)	255,941	459,850	674,951

Net increase (decrease) in net assets resulting from capital transactions	(2,220,486)	(5,367,707)	558,108	(875,850)	(629,876)	264,104	329,869

Total increase (decrease)	6,291,231	22,480,673	2,089,549	(506,122)	(622,987)	3,089,070	3,337,572

NET ASSETS, at beginning of the year	48,041,470	106,451,410	5,335,370	7,485,386	3,209,206	6,684,179	8,120,346

NET ASSETS, at end of the year	$54,332,701	$128,932,083	$7,424,919	$6,979,264	$2,586,219	$9,773,249	$11,457,918

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I - Variable Life Plus Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2002

	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	T. Rowe Price Mid-Cap Growth Division
Investment income

Dividends (Note 3B)	$1,536,450	$3,420,551	$79,108	$441,459	$40,697	$38,900	$-

Expenses

Mortality and expense risk fees (Note 4)	210,188	481,739	23,525	28,124	12,865	29,640	35,676

Net investment income (loss) (Note 3C)	1,326,262	2,938,812	55,583	413,335	27,832	9,260	(35,676)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(3,673,155)	(3,218,298)	(332,566)	15,239	(1,126)	(409,261)	(267,603)

Change in net unrealized appreciation/depreciation of investments	(4,373,553)	(26,605,376)	(1,253,554)	118,530	1,574	(1,486,545)	(1,916,694)

Net gain (loss) on investments	(8,046,708)	(29,823,674)	(1,586,120)	133,769	448	(1,895,806)	(2,184,297)

Net increase (decrease) in net assets resulting from operations	(6,720,446)	(26,884,862)	(1,530,537)	547,104	28,280	(1,886,546)	(2,219,973)

Capital transactions: (Note 7)

Transfer of net premium	6,339,593	15,961,135	797,470	600,353	284,713	1,103,843	1,203,235

Transfer to Guaranteed Principal Account	(176,558)	(189,952)	10,465	(3,946)	(167,637)	17,705	(1,030)

Transfer of surrender values	(3,055,186)	(4,528,059)	(282,634)	(294,052)	(372,615)	(222,272)	(634,747)

Transfer due to death benefits	(242,640)	(156,957)	(1,634)	(72,171)	(5,803)	(5,048)	(6,361)

Transfer due to policy loans, net of repayments (Note 3D)	(1,307,710)	(2,356,206)	(94,088)	(136,439)	(111,465)	(209,039)	(227,776)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	19,261	1,154	(566)	(179)	(177)	1,127	(294)

Withdrawal due to charges for administrative and insurance costs	(4,461,614)	(10,002,088)	(371,136)	(538,576)	(222,882)	(575,309)	(624,754)

Divisional transfers	(729,089)	(2,620,067)	254,345	891,267	655,002	563,397	985,145

Net increase (decrease) in net assets resulting from capital transactions	(3,613,943)	(3,891,040)	312,222	446,257	59,136	674,404	693,418

Total increase (decrease)	(10,334,389)	(30,775,902)	(1,218,315)	993,361	87,416	(1,212,142)	(1,526,555)

NET ASSETS, at beginning of the year	58,375,859	137,227,312	6,553,685	6,492,025	3,121,790	7,896,321	9,646,901

NET ASSETS, at end of the year	$48,041,470	$106,451,410	$5,335,370	$7,485,386	$3,209,206	$6,684,179	$8,120,346

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I - Variable Life Plus Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For the Year Ended December 31, 2001

	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	T. Rowe Price Mid-Cap Growth Division
Investment income

Dividends (Note 3B)	$12,069,659	$41,537,348	$69,174	$435,026	$111,747	$1,060,489	$-

Expenses

Mortality and expense risk fees (Note 4)	245,720	595,647	24,071	25,435	12,098	30,885	34,556

Net investment income (loss) (Note 3C)	11,823,939	40,941,701	45,103	409,591	99,649	1,029,604	(34,556)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(1,546,694)	4,002,598	(119,343)	21,505	(1,346)	(256,062)	(130,383)

Change in net unrealized appreciation/depreciation of investments	(14,366,337)	(70,010,830)	(732,372)	13,376	(2,658)	(1,800,876)	99,579

Net gain (loss) on investments	(15,913,031)	(66,008,232)	(851,715)	34,881	(4,004)	(2,056,938)	(30,804)

Net increase (decrease) in net assets resulting from operations	(4,089,092)	(25,066,531)	(806,612)	444,472	95,645	(1,027,334)	(65,360)

Capital transactions: (Note 7)

Transfer of net premium	7,190,916	17,568,985	836,090	568,465	163,107	1,144,410	1,240,417

Transfer to (from) Guaranteed Principal Account	(43,973)	16,636	64,940	12,860	(24,255)	58,585	60,500

Transfer of surrender values	(2,848,332)	(6,390,846)	(167,756)	(327,835)	(473,634)	(267,575)	(234,768)

Transfer due to death benefits	(852,132)	(192,542)	(1,515)	(57,624)	(42,976)	(4,113)	(4,207)

Transfer due to policy loans, net of repayments (Note 3D)	(1,629,662)	(3,738,344)	(219,390)	(225,532)	(33,259)	(329,209)	(319,889)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(23,973)	133,384	(1,908)	(2,176)	(155)	(4,254)	(11,227)

Withdrawal due to charges for administrative and insurance costs	(4,600,734)	(10,304,709)	(321,808)	(436,723)	(187,467)	(488,834)	(502,461)

Divisional transfers	(1,086,168)	(4,105,932)	1,342,161	661,834	436,860	1,208,338	1,542,907

Net increase (decrease) in net assets resulting from capital transactions	(3,894,058)	(7,013,368)	1,530,814	193,269	(161,779)	1,317,348	1,771,272

Total increase (decrease)	(7,983,150)	(32,079,899)	724,202	637,741	(66,134)	290,014	1,705,912

NET ASSETS, at beginning of the year	66,359,009	169,307,211	5,829,483	5,854,284	3,187,924	7,606,307	7,940,989

NET ASSETS, at end of the year	$58,375,859	$137,227,312	$6,553,685	$6,492,025	$3,121,790	$7,896,321	$9,646,901

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I - Variable Life Plus Segment

Notes To Financial Statements

1.	HISTORY

MML Bay State Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on June 9, 1982, by MML Bay State Life Insurance Company (“MML Bay State”) in accordance with the provisions of Chapter 376 of the Missouri Statutes. On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. MML Bay State is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

MML Bay State maintains three segments within Separate Account I. The initial segment (“Variable Life Segment”) is used exclusively for MML Bay State’s limited payment variable whole life insurance policy, known as Variable Life.

On August 4, 1988, MML Bay State established a second segment (“Variable Life Plus Segment”) within Separate Account I to be used exclusively for MML Bay State’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On July 24, 1995, MML Bay State established a third segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MML Bay State’s flexible premium variable whole life insurance policy, known as Variable Life Select.

MML Bay State paid $40,000 to the Variable Life Plus Segment on August 4, 1988 to provide initial capital: 12,216 shares were purchased in the four series of shares of the management investment company described in Note 2 supporting the divisions of the Variable Life Plus Segment.

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MML Bay State’s other assets and liabilities. The Separate Account I assets are not chargeable with liabilities arising out of any other business MML Bay State may conduct.

2.	INVESTMENT OF THE VARIABLE LIFE PLUS SEGMENT’S ASSETS

The Variable Life Plus Segment consists of seven divisions. Each division invests in corresponding shares of either the MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”), or the T. Rowe Price Equity Series, Inc. (“T. Rowe Price”).

MML Trust is an open-end, investment company registered under the 1940 Act with five of its fourteen separate series available to the Variable Life Plus Segment’s policyowners: MML Blend Fund, MML Equity Fund, MML Equity Index Fund (Class II), MML Managed Bond Fund, and MML Money Market Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. David L. Babson & Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Blend Fund, MML Managed Bond Fund and the MML Money Market Fund. MassMutual has entered into sub-advisory agreements with Babson and Alliance Capital Management L.P. (“Alliance Capital”) (effective February 12, 2002) whereby Babson and Alliance Capital each manage a portion of the MML Equity Fund. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, Inc. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund. Prior to January 31, 2003, Deutsche Asset Management, Inc., served as sub-adviser to this Fund.

Oppenheimer Funds is an open-end, management investment company registered under the 1940 Act with one of its Funds available to the Variable Life Plus Segment’s policyowners: Oppenheimer Global Securities Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment adviser to the Oppenheimer Funds.

T. Rowe Price is a diversified, open-end, investment company registered under the 1940 Act with one of its Portfolios available to the Variable Life Plus Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

Notes To Financial Statements (Continued)

In addition to the seven divisions of the Variable Life Plus Segment, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MML Bay State’s general account. The general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Variable Life Plus Segment in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in MML Trust, Oppenheimer Funds and T. Rowe Price are each stated at market value, which is the net asset value per share of each of the respective underlying Funds/Portfolios.

B.	Accounting For Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date.

C.	Federal Income Taxes

MML Bay State is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Variable Life Plus Segment is part of MML Bay State’s total operations and is not taxed separately. The Variable Life Plus Segment will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on net investment income and net realized capital gains of the Variable Life Plus Segment are credited to the policies. Accordingly, MML Bay State does not intend to make any charge to the Variable Life Plus Segment’s divisions to provide for company income taxes. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Variable Life Plus Segment.

D.	Policy Loan

When a policy loan is made, the Variable Life Plus Segment transfers the amount of the loan to MML Bay State, thereby decreasing both the investments and net assets of the Variable Life Plus Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate in all jurisdictions except Arkansas, at the time of application. All loan repayments are allocated to the GPA.

The policyowner earns interest at an annual rate determined by MML Bay State, which will not be less than 4%, on any loaned amount.

E.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

MML Bay State charges the divisions of Variable Life Plus Segment of Separate Account I for the mortality and expense risks it assumes. The charge is made daily at an effective annual rate of 0.40% of the value of each division’s net assets.

MML Bay State makes certain deductions from the annual premium before amounts are allocated to the Variable Life Plus Segment of Separate Account I and the GPA. The deductions are for sales charges and state premium taxes. No additional deductions are taken when money is transferred from the GPA to the Variable Life Plus Segment of Separate Account I. MML Bay State also makes certain charges for the cost of insurance and administrative costs.

Notes To Financial Statements (Continued)

The mortality risk is a risk that the group of lives MML Bay State insures may, on average, live for shorter periods of time than MML Bay State estimated. The mortality risk is fully borne by MML Bay State and may result in additional amounts being transferred into the Variable Life Plus Segment’s account by MML Bay State to cover greater longevity of insureds than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to MML Bay State.

5.	SALES AGREEMENTS

MML Investors Services, Inc. (“MMLISI”), a wholly owned subsidiary of MassMutual, serves as principal underwriter (as defined in the Investment Company Act of 1940, as amended) of the policies pursuant to an agreement among MMLISI, MML Bay State and Separate Account I. MMLISI is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

Pursuant to underwriting and servicing agreements, commissions, or other fees due to registered representatives for servicing the policies are paid by MML Bay State through MMLISI. MMLISI also receives compensation for its actions as underwriters of the policies.

The policies are no longer offered for sale to the public. Policyowners may continue, however, to make premium payments under existing policies.

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	T. Rowe Price Mid-Cap Growth Division

Cost of purchases	$3,795,345	$8,632,738	$1,105,456	$1,224,359	$546,171	$1,073,971	$1,300,948

Proceeds from sales	(4,891,163)	(12,354,324)	(474,246)	(1,747,329)	(1,165,762)	(783,523)	(1,012,632)

7. NET INCREASE (DECREASE) IN OUTSTANDING UNITS
The changes in outstanding units for the two years ended December 31, 2003 were as follows:

December 31, 2003	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	T. Rowe Price Mid-Cap Growth Division

Units purchased	1,850,265	4,485,192	1,131,933	193,738	128,450	1,441,544	1,309,030

Units withdrawn	(2,117,086)	(4,799,118)	(918,815)	(383,165)	(523,746)	(1,368,474)	(1,532,761)

Units transferred between divisions and to/from GPA	(459,107)	(1,328,215)	576,893	(96,684)	69,349	201,916	485,593

Net increase (decrease)	(725,928)	(1,642,141)	790,011	(286,111)	(325,947)	274,986	261,862

December 31, 2002	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	T. Rowe Price Mid-Cap Growth Division

Units purchased	2,100,173	4,869,198	1,191,759	213,327	148,193	1,511,529	1,493,954

Units withdrawn	(2,563,799)	(4,475,655)	(1,023,686)	(325,604)	(313,286)	(1,126,693)	(1,604,106)

Units transferred between divisions and to/from GPA	(717,716)	(1,564,485)	269,381	272,623	196,111	487,250	863,585

Net increase (decrease)	(1,181,342)	(1,170,942)	437,454	160,346	31,018	872,086	753,433

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A.	A summary of units outstanding, unit values, investment income ratios (year 2003-gross investment income; prior years-net investment income), expense ratios, excluding expenses of the underlying funds, and total return ratios for each of the five years in the period ended December 31, 2003 follows.

	Units	Net Assets		Investment Income Ratio	Expense Ratio	Total Return
		Unit Value	Amount
MML Blend Division

December 31,

2003	15,972,760	$3.40	$54,332,701	2.62%	0.40%	18.24%

2002	16,698,688	2.88	48,041,470	2.53%	0.40%	(11.88)%

2001	17,880,030	3.26	58,375,859	19.36%	0.40%	(6.13)%

2000	19,079,586	3.48	66,359,009	16.10%	0.40%	(0.38)%

1999	21,741,388	3.49	75,902,152	4.73%	0.40%	(1.63)%

MML Equity Division

December 31,

2003	33,928,485	3.80	128,932,083	1.80%	0.40%	26.98%

2002	35,570,626	2.99	106,451,410	2.45%	0.40%	(19.87)%

2001	36,741,568	3.73	137,227,312	27.67%	0.40%	(15.06)%

2000	38,504,083	4.40	169,307,211	8.07%	0.40%	2.46%

1999	43,624,844	4.29	187,239,838	2.50%	0.40%	(4.20)%

MML Equity Index Division

December 31,

2003	9,672,097	0.77	7,424,919	1.61%	0.40%	27.80%.

2002	8,882,086	0.60	5,335,370	0.95%	0.40%	(22.60)%

2001	8,444,632	0.78	6,553,685	0.75%	0.40%	(12.53)%

2000*	6,570,135	0.89	5,829,483	0.70%	0.40%	(11.27)%

MML Managed Bond Division

December 31,

2003	2,235,888	3.12	6,979,264	5.18%	0.40%	5.17%

2002	2,521,999	2.97	7,485,386	5.87%	0.40%	7.97%

2001	2,361,653	2.75	6,492,026	6.47%	0.40%	7.46%

2000	2,288,461	2.56	5,854,284	5.40%	0.40%	10.79%

1999	2,385,991	2.31	5,511,544	5.85%	0.40%	(2.22)%

MML Money Market Division

December 31,

2003	1,337,854	1.93	2,586,219	0.63%	0.40%	0.22%

2002	1,663,801	1.93	3,209,206	0.87%	0.40%	0.88%

2001	1,632,783	1.91	3,121,790	3.32%	0.40%	3.26%

2000	1,721,792	1.85	3,187,924	5.45%	0.40%	5.63%

1999	1,790,433	1.75	3,138,448	4.28%	0.40%	4.37%

Oppenheimer Global Securities Division

December 31,

2003	10,679,622	0.92	9,773,249	0.74%	0.40%	42.54%

2002	10,404,636	0.64	6,684,179	0.13%	0.40%	(22.45)%

2001	9,532,550	0.83	7,896,321	13.41%	0.40%	(12.39)%

2000*	8,044,730	0.95	7,606,307	(0.12)%	0.40%	(5.45)%

T. Rowe Price Mid-Cap Growth Division

December 31,

2003	11,312,029	1.01	11,457,918	—	0.40%	37.83%

2002	11,050,167	0.73	8,120,346	(0.40)%	0.40%	(21.56)%

2001	10,296,734	0.94	9,646,901	(0.40)%	0.40%	(1.32)%

2000*	8,363,961	0.95	7,940,989	2.00%	0.40%	(5.06)%

*	Commenced Operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

B.	Variable Life Plus Segment is assessed expense charges, including a Mortality and Expense risk charge, Mortality charge, Administrative charge, Rider charges and Loan Interest Rate Expense Charge. These charges are either assessed as a direct reduction in unit values or through redemption of units for all policies contained within Variable Life Plus Segment.

Mortality and Expense Risk Charges

MML Bay State will make deductions, in all policy years, for mortality and expense risks undertaken by MML Bay State. Current and maximum rates equal, on an annual basis, 0.40% of a policy’s daily net asset value.

These charges are a reduction in unit values.

Mortality Charges:

MML Bay State will make deductions based on a per thousand rate multiplied by the amount at risk each month. The current rate varies by the gender, issue age, and risk classification of the Insured and the year of coverage. The maximum rate is based on 1980 Commissioners Standard Ordinary (CSO) Mortality Table.

These charges are a reduction in unit values.

Administrative Charges:

MML Bay State will make deductions, in all policy years, for administrative services provided by MML Bay State. Current and maximum rates range from $4 to $8 per month per policy.

These charges are a reduction in unit values.

Rider Charges:

MML Bay State will make deductions for additional Riders available with the policy, such as an accidental death benefit charge ($0.06591 to $0.12929 per $1,000 of coverage); an insurability protection charge ($0.043 to $0.179 per $1,000 of coverage); and a waiver of monthly charges (a charge per $1 of monthly deduction).

These charges are a reduction in unit values.

Loan Interest Rate Expense Charges:

MML Bay State will make deductions, in all policy years, of from 0.90% to 2.00% of loaned amount. This charge reimburses MML Bay State for the expenses of administering the loan.

These charges are a reduction in unit values.

Independent Auditors' Report

To the Board of Directors and Shareholders of
MML Bay State Life Insurance Company:

We have audited the accompanying statutory statements of financial position of
MML Bay State Life Insurance Company (the "Company") as of December 31, 2003
and 2002, and the related statutory statements of income, changes in shareholder's equity and cash flows for the years ended December 31, 2003, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company has prepared these financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from accounting principles generally accepted in the United
States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraphs, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of MML Bay State Life
Insurance Company as of December 31, 2003 and 2002, or the results of its operations or its cash flows for the years ended December 31, 2003, 2002 and
2001.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of MML Bay State Life
Insurance Company at December 31, 2003 and 2002, and the results of its operations and its cash flows for the years ended December 31, 2003, 2002 and
2001, on the basis of accounting described in Note 2.

As discussed in Note 3 to the statutory financial statements, effective January
1, 2001, the Company adopted certain statutory accounting practices as a result of the State of Connecticut Insurance Department's adoption of the National
Association of Insurance Commissioners' Accounting Practices and Procedures
Manual.

DELOITTE & TOUCHE LLP

March 5, 2004 (except with respect to the
matter discussed in note 14, as to which the
date is April 26, 2004)

                                     FF-1

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                             December 31,
                                                            2003       2002
                                                            ----       ----
                                                          ($ In Millions Except
                                                            For Par Value)
  Assets:

  Bonds.................................................. $  145.5   $  111.9
  Policy loans...........................................     61.6       61.2
  Cash and short-term investments........................     23.8       36.0
                                                          --------   --------

  Total invested assets..................................    230.9      209.1
  Accrued investment income..............................      2.2        2.2
  Insurance amounts receivable...........................      7.8        8.6
  Deferred income taxes..................................      9.6        9.4
  Federal income tax receivable..........................      2.1          -
                                                          --------   --------
                                                             252.6      229.3
  Separate account assets................................  3,859.7    3,642.9
                                                          --------   --------
  Total assets........................................... $4,112.3   $3,872.2
                                                          ========   ========
  Liabilities:

  Policyholders' reserves................................ $   71.8   $   62.2
  Deposit fund balances..................................      5.0        3.4
  Policyholders' claims and other benefits...............      3.8        4.1
  Transfers due from separate accounts...................    (52.4)     (57.0)
  Payable to affiliate...................................      6.7        3.7
  Federal income taxes...................................        -       11.7
  Other liabilities......................................      8.9        7.7
                                                          --------   --------
                                                              43.8       35.8
  Separate account liabilities...........................  3,859.7    3,642.4
                                                          --------   --------

  Total liabilities......................................  3,903.5    3,678.2
                                                          --------   --------

  Shareholder's equity:

  Common stock, $200 par value 25,000 shares
   authorized 12,501 shares issued and outstanding.......      2.5        2.5
  Paid-in and contributed surplus........................    146.7      146.7
  Surplus................................................     59.6       44.8
                                                          --------   --------
  Total shareholder's equity.............................    208.8      194.0
                                                          --------   --------

  Total liabilities and shareholder's equity............. $4,112.3   $3,872.2
                                                          ========   ========

                 See Notes to Statutory Financial Statements.

                                     FF-2

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                         Years Ended December 31,
                                                          2003      2002    2001
                                                          ----      ----    ----
                                                             (In Millions)
Revenue:

Premium income.......................................... $ 91.8    $109.4  $236.4
Net investment income...................................   10.9       8.0    12.5
Reserve adjustments on reinsurance ceded................  (12.5)    (10.0)  326.3
Fees and other income...................................   93.7      85.8   101.0
                                                         ------    ------  ------

Total revenue...........................................  183.9     193.2   676.2
                                                         ------    ------  ------

Benefits and expenses:

Policyholders' benefits and payments....................  130.2     108.6    94.6
(Decrease) increase in policyholders' reserves and funds  (12.3)     39.8   498.7
Operating expenses......................................   11.3      16.7    14.5
Commissions.............................................    7.2       8.5    10.5
State taxes, licenses and fees..........................    3.0       3.6    10.6
                                                         ------    ------  ------

Total benefits and expenses.............................  139.4     177.2   628.9
                                                         ------    ------  ------

Net gain from operations before federal income taxes....   44.5      16.0    47.3

Federal income taxes....................................    9.6       1.3    21.9
                                                         ------    ------  ------

Net gain from operations................................   34.9      14.7    25.4

Net realized capital gains..............................      -         -       -
                                                         ------    ------  ------

Net income.............................................. $ 34.9    $ 14.7  $ 25.4
                                                         ======    ======  ======

                 See Notes to Statutory Financial Statements.

                                     FF-3

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                                                                   Years Ended December 31,
                                                                    2003     2002    2001
                                                                    ----     ----    ----
                                                                        (In Millions)

Shareholder's equity, beginning of year, as previously reported... $194.0   $180.3  $161.6
Cumulative effect of the change in statutory accounting principles      -        -     7.6
                                                                   ------   ------  ------

Shareholder's equity, beginning of year, as adjusted..............  194.0    180.3   169.2

Increase (decrease) due to:

Net income........................................................   34.9     14.7    25.4
Dividend paid.....................................................  (19.0)       -   (25.0)
Cumulative adjustments............................................   (0.7)       -     9.2
Other.............................................................   (0.4)    (1.0)    1.5
                                                                   ------   ------  ------

Net increase......................................................   14.8     13.7    11.1
                                                                   ------   ------  ------

Shareholder's equity, end of year................................. $208.8   $194.0  $180.3
                                                                   ======   ======  ======

                 See Notes to Statutory Financial Statements.

                                     FF-4

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                             Years Ended December 31,
                                                                              2003     2002     2001
                                                                              ----     ----     ----
                                                                                   (In Millions)
Cash flows from operating activities:

Net income.................................................................. $ 34.9  $  14.7  $  25.4
Addition to policyholders' reserves and policy benefits, net of transfers to   13.9     28.4    110.1
 separate accounts..........................................................
Change in unearned premium..................................................      -        -   (325.0)
Change in federal income tax payable/receivable.............................  (13.8)    16.1     (9.4)
Other.......................................................................    4.2     18.9    (10.8)
                                                                             ------  -------  -------

Net cash provided by (used in) operating activities.........................   39.2     78.1   (209.7)
                                                                             ------  -------  -------

Cash flows from investing activities:

Loans and purchases of investments..........................................  (71.7)  (105.3)   (12.3)
Sales and maturities of investments and receipts from repayment of loans....   37.8     20.3      3.7
                                                                             ------  -------  -------

Net cash used in investing activities.......................................  (33.9)   (85.0)    (8.6)
                                                                             ------  -------  -------

Cash flows from financing activities:

Policyholders' account balance deposits.....................................    3.0      2.6      1.7
Policyholders' account balance withdrawals..................................   (1.5)    (1.5)    (0.2)
Dividend paid...............................................................  (19.0)       -    (25.0)
                                                                             ------  -------  -------

Net cash (used in) provided by financing activities.........................  (17.5)     1.1    (23.5)
                                                                             ------  -------  -------

Decrease in cash and short-term investments.................................  (12.2)    (5.8)  (241.8)

Cash and short-term investments, beginning of year..........................   36.0     41.8    283.6
                                                                             ------  -------  -------

Cash and short-term investments, end of year................................ $ 23.8  $  36.0  $  41.8
                                                                             ======  =======  =======

                 See Notes to Statutory Financial Statements.

                                     FF-5

Notes To Statutory Financial Statements

1. NATURE OF OPERATIONS

   MML Bay State Life Insurance Company (the "Company") is a wholly-owned stock life insurance subsidiary of C.M. Life Insurance Company ("C.M. Life") and an indirect subsidiary of Massachusetts Mutual Life Insurance Company
   ("MassMutual"). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

a. Basis of presentation

   The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners ("NAIC") and the
   accounting practices prescribed or permitted by the State of Connecticut
   Insurance Department ("Department").

   On January 1, 2001, the Company adopted the Codification of Statutory
   Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. See Note 3 for additional information with respect to the adoption of new accounting standards.

   Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The more significant differences between statutory accounting principles and GAAP are as follows:
   (a) acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them over the expected life of the policies; (b) statutory policy reserves are based upon the Commissioners' Reserve Valuation Methods and statutory mortality and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method with appropriate estimates of future mortality and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged directly to shareholder's equity, whereas GAAP would include the change in deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances; (f) assets are reported at "admitted asset" value and
   "non-admitted assets" are excluded through a charge against shareholder's equity while under GAAP, "non-admitted" assets are recorded net of any valuation allowance; and (g) reinsurance recoverables are reported as a reduction of policyholders' reserves and deposit fund balances, while under
   GAAP, these recoverables are reported as an asset.

   The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during reporting periods. The most significant estimates include those used in determining the carrying values of investments, investment valuation reserves, other than temporary impairments, and the liability for future policyholders' reserves and deposit fund balances. Future events, including but not limited to, changes in the levels of mortality, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements.
   Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

   Certain 2002 and 2001 balances have been reclassified to conform to the current year presentation.

b. Bonds

   Generally, bonds are valued at amortized cost using the constant yield method. Bond transactions are recorded on a trade date basis. The values of bonds are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in the value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct-write down is recognized as a component of net income as a realized capital loss and a new cost basis is established using management's estimate of net realizable value.

                                     FF-6

Notes To Statutory Financial Statements, Continued

   For mortgage-backed securities included in bonds, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

c. Policy loans

   Policy loans are carried at the outstanding loan balance, less amounts unsecured by the cash surrender value of the policy. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

d. Cash and short-term investments

   The Company considers all highly liquid investments purchased with maturity of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost, which approximates fair value.

e. Accrued investment income

   Accrued investment income consists primarily of interest income. Interest is recognized on an accrual basis and recorded as earned. Due and accrued income is not recorded on: (a) unpaid interest on bonds in default; and (b)
   policy loan interest due and accrued in excess of cash value.

f. Non-admitted assets

   Assets designated as "non-admitted" by the NAIC include premiums greater than 90 days past due and the amount of the deferred tax asset that will not be realized by the end of the next calendar year. Such amounts are excluded from the Statutory Statements of Financial Position by an adjustment to shareholder's equity.

g. Separate accounts

   Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company.
   Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

   Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $3,133.6 million and $2,904.1 million at December
   31, 2003 and 2002, respectively, for which the policyholder assumes the investment risk; and guaranteed separate accounts totaling $726.1 million and $738.3 million at December 31, 2003 and 2002, respectively, for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported as a component of net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and accordingly, are not reported as a component of net income.

h. Policyholders' reserves

   Policyholders' reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium method and the Commissioners' Reserve Valuation Method bases using the 1958 and 1980
   Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 3.00% to 5.50%.

   Reserves for individual annuities are based on account value or accepted actuarial methods, principally at interest rates ranging from 6.25% to 7.25%.

   Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual
   Statement Instructions.

                                     FF-7

Notes To Statutory Financial Statements, Continued

   Variable life and corporate owned life insurance products use a formula which applies a weighted average credited rate to the mean account value.

   The Company waives deduction of deferred fractional premiums at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

   The reserve method applied to standard policies is used for the substandard reserve calculations which are based on a substandard mortality rate (a multiple of standard reserve tables).

   As of December 31, 2003 and 2002, the Company had no insurance in force for which the gross premium is less than the net premium according to the standard valuation set by the Department.

   Guaranteed minimum death benefit ("GMDB") reserves on certain variable individual annuity products are also established by the Company. These reserves are largely a function of historical separate account returns, assumptions regarding future separate account returns, as well as the contractual provisions of the issued GMDBs. During 2003, the Company reflected an amendment to Actuarial Guideline XXXIV related to GMDB reserves. There was no significant impact on the required reserves for
   GMDBs. The GMDB reserve balances at December 31, 2003 and 2002 were $1.0 million and $4.4 million, respectively.

   During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to
   December 31, 2001, resulting in a $1.0 million decrease in shareholder's equity.

   All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

i. Deposit fund balances

   Reserves for supplemental contracts and annuities certain are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to 11.25%.

j. Transfers due from separate accounts

   Transfers due from separate accounts represent a net receivable from the
   Company's separate account.

k. Other liabilities

   Other liabilities primarily include an asset valuation reserve ("AVR"), amounts payable under reinsurance contracts, and due and accrued expenses.
   The AVR is a contingency reserve to offset declines in the value of bonds.

l. Reinsurance

   The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business in order to limit its insurance risk. Assets and liabilities related to reinsurance ceded are reported on a net basis. Premium income, benefits to policyholders, and policyholders' reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. See Note 7 for additional information on reinsurance agreements with affiliates.

m. Premium and related expense recognition

   Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized when received.
   Premium received on policies not yet issued is deferred and reported as unearned premium in the Statutory Statements of Financial Position.
   Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a component of net income in benefits and expenses.

                                     FF-8

Notes To Statutory Financial Statements, Continued

n. Realized and unrealized capital gains and losses

   Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the interest maintenance reserve ("IMR") and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.
   Net realized after-tax capital gains of less than $1 million in 2003, 2002 and 2001 were deferred into the IMR.

   The IMR defers all interest-related, after-tax, realized capital gains and losses. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset.
   Amortization of the IMR amounted to less than $1 million in 2003, 2002, and
   2001.

   Unrealized capital gains and losses are recorded as a change in shareholder's equity.

3. NEW ACCOUNTING STANDARDS

   On January 1, 2001, Codification became effective and was adopted by the
   Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. The cumulative effect of this change in statutory accounting principles on shareholder's equity of $7.6 million was due to the admission of net deferred tax assets.

4. CUMULATIVE ADJUSTMENTS

   During 2003, the Company adjusted its level of separate account reserves and its method of estimating fees from separate accounts by $4.6 million, of which $2.4 million and $1.8 million were related to 2002 and 2001, respectively. Partially offsetting this amount was a $2.5 million adjustment for 2002 experience rating refunds. These were recorded as a change in shareholder's equity. The pro forma impact of these adjustments would have been a decrease in net income of $0.1 million for 2002 and an increase in net income of $1.2 million for 2001.

   During 2003, the Company established a payable to reimburse MassMutual for taxes paid, on behalf of the Company, related to prior year management fee income. The management fee income was transferred from MassMutual to the
   Company in 2001. The tax adjustment, recorded in 2003, resulted in a decrease in the Company's shareholder's equity of $3.2 million and a corresponding increase in the payable to affiliate.

   During 2001, MassMutual identified a cumulative expense adjustment resulting in an increase of $9.2 million in the Company's shareholder's equity and a corresponding increase in the Company's receivable from MassMutual. The pro-forma impact of this adjustment on the prior year would have been an increase of $2.3 million in the Company's receivable from MassMutual and a corresponding decrease in the Company's general insurance expenses.

                                     FF-9

Notes To Statutory Financial Statements, Continued

5. INVESTMENTS

a. Bonds

   The Company maintains a diversified bond portfolio. Investment policies limit concentration in any geographic region, industry group, economic characteristic, investment quality, or individual investment.

   The carrying value and estimated fair value of bonds were as follows:

                                                                       December 31, 2003
                                                            ----------------------------------------
                                                                       Gross      Gross    Estimated
                                                            Carrying Unrealized Unrealized   Fair
                                                             Value     Gains      Losses     Value
                                                             -----     -----      ------     -----
                                                                         (In Millions)
U.S. Treasury securities and obligations of U.S. government
 corporations and agencies                                   $  4.9     $0.3       $  -     $  5.2
Asset-backed securities                                         7.0      0.1          -        7.1
Mortgage-backed securities                                     59.7      0.4        0.7       59.4
Corporate debt securities                                      67.6      2.1        0.4       69.3
Utilities                                                       6.3      0.1          -        6.4
                                                             ------     ----       ----     ------
                                                             $145.5     $3.0       $1.1     $147.4
                                                             ======     ====       ====     ======

                                                                       December 31, 2002
                                                            ----------------------------------------
                                                                       Gross      Gross    Estimated
                                                            Carrying Unrealized Unrealized   Fair
                                                             Value     Gains      Losses     Value
                                                             -----     -----      ------     -----
                                                                         (In Millions)
U.S. Treasury securities and obligations of U.S. government
 corporations and agencies                                   $ 15.4     $0.7       $  -     $ 16.1
Asset-backed securities                                         4.5      0.1        0.2        4.4
Mortgage-backed securities                                     41.7      0.9          -       42.6
Corporate debt securities                                      45.9      2.0        0.2       47.7
Utilities                                                       4.4      0.1          -        4.5
                                                             ------     ----       ----     ------
                                                             $111.9     $3.8       $0.4     $115.3
                                                             ======     ====       ====     ======

   The following table summarizes the carrying value and estimated fair value of bonds at December 31, 2003 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                                  Estimated
                                                                         Carrying   Fair
                                                                          Value     Value
                                                                          -----     -----
                                                                           (In Millions)
Due in one year or less                                                   $  2.0   $  2.0
Due after one year through five years                                       26.0     27.2
Due after five years through ten years                                      47.9     48.8
Due after ten years                                                          2.8      2.8
                                                                          ------   ------
                                                                            78.7     80.8
Asset and mortgage-backed securities, and obligations of U.S. government
 corporations and agencies                                                  66.8     66.6
                                                                          ------   ------
                                                                          $145.5   $147.4
                                                                          ======   ======

                                     FF-10

Notes To Statutory Financial Statements, Continued

   The purchases, sales and maturities, and gain/loss activity of bonds were as follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                        2003      2002    2001
                                                        ----      ----    ----
                                                          (In Millions)
      Cost of investments acquired                      $72.3    $102.4   $4.3
      Proceeds from investments sold, matured or repaid  37.8      20.2    3.7
      Gross realized capital gains                        0.2       0.1      -
      Gross realized capital losses                         -       0.1      -

   Portions of realized capital gains and losses were deferred into the IMR.
   There were no other than temporary impairments on bonds during the years ended December 31, 2003, 2002 and 2001.

   The Company reviews and monitors its investments on an ongoing basis. Many factors are taken into consideration when determining whether an investment's loss should be considered other than temporary. Some of these factors include: the magnitude and duration of the loss associated with the investment, the state of the issuer's financial condition and the issuer's continued satisfaction of the securities' obligations. The Company considers the following guideline in the evaluation of the magnitude and duration of a loss: fixed maturity investments that have a fair value of 80% or less of book value for six months or greater. Through the Company's comprehensive evaluation, management concluded that the fixed maturities related to the unrealized losses do not substantiate an other than temporary designation.
   Of the $1.1 million in unrealized losses, $0.1 million are related to unrealized losses of 12 months or longer.

   The Company is not exposed to any significant credit concentration risk of a single or group non-governmental issue.

b. Short-term investments

   The carrying value of short-term investments was as follows:

                                                                                      December 31,
                                                                                      ------------
                                                                                      2003   2002
                                                                                      ----   ----
                                                                                      (In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies $   -  $ 8.7
Corporate debt securities                                                              24.5   20.3
Utilities                                                                               3.7    6.9
                                                                                      -----  -----
Total                                                                                 $28.2  $35.9
                                                                                      =====  =====

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

   Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow.
   Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

   Bonds: Estimated fair value of bonds is based on values provided by the
   NAIC's Securities Valuation Office ("SVO") when available. If SVO values are not available, quoted market values provided by other third party organizations are used. If quoted market values are unavailable, fair value is determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

   Policy loans, cash and short-term investments: Estimated fair value for these instruments approximates the carrying amounts reported in the
   Statutory Statements of Financial Position.

                                     FF-11

Notes To Statutory Financial Statements, Continued

   The following table summarizes the Company's financial instruments:

                                                  December 31,
                                                  ------------
                                             2003               2002
                                      ------------------ ------------------
                                               Estimated          Estimated
                                      Carrying   Fair    Carrying   Fair
                                       Value     Value    Value     Value
                                       -----     -----    -----     -----
                                                  (In Millions)
    Financial assets:
     Bonds                             $145.5   $147.4    $111.9   $113.1
     Policy loans                        61.6     61.6      61.2     61.2
     Cash and short-term investments     23.8     23.8      36.0     36.0

7. RELATED PARTY TRANSACTIONS

   During 2002, the Company became a wholly-owned stock life insurance subsidiary of C.M. Life through the contribution of all of the Company's outstanding shares of common stock from MassMutual to C.M. Life. This transaction was in the form of a related party capital contribution and is therefore considered a non-economic transaction. The transaction was recorded at existing book value and no realized capital gain or loss was recognized.

   The Company has an agreement whereby MassMutual, for a fee, furnishes the
   Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $10.0 million, $13.8 million and $13.2 million in 2003, 2002 and 2001, respectively. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

   The Company has a reinsurance agreement with MassMutual in which MassMutual assumes specific plans of insurance on a yearly renewable term basis.
   Premium income and policyholders' benefits and payments were stated net of reinsurance. Premium income of $6.4 million, $9.2 million, and $8.4 million was ceded to MassMutual in 2003, 2002, and 2001, respectively.
   Policyholders' benefits of $3.5 million, $3.0 million and $5.0 million were ceded to MassMutual in 2003, 2002 and 2001, respectively.

   The Company has a stop-loss agreement with MassMutual under which the
   Company cedes claims which, in aggregate, exceed 0.43% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The aggregate limit was $35.7 million in 2003, $16.8 million in 2002 and $18.9 million in 2001 and it was not exceeded in any of the years.
   Premium income of $0.5 million, $0.2 million and $0.3 million was ceded to
   MassMutual in 2003, 2002 and 2001, respectively.

   The Company has a modified coinsurance quota-share agreement with
   MassMutual, whereby the Company cedes substantially all of the premium on new issues of certain life insurance policies. In return, MassMutual pays to the Company a stipulated expense allowance, death and surrender benefits and a modified coinsurance adjustment based upon experience. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies. No premium income was ceded to MassMutual in 2003 and 2002.
   Premium income of $330.1 million was ceded to MassMutual in 2001. An experience refund of $4.9 million and $3.6 million was ceded to the Company in 2003 and 2002, respectively. Fees and other income include expense allowances of $2.6 million, $0.4 million, and $16.2 million in 2003, 2002 and 2001, respectively. A modified coinsurance adjustment of $12.5 million and $10.0 million was ceded to MassMutual in 2003 and 2002, respectively, whereas a modified coinsurance adjustment of $326.3 million was received from MassMutual in 2001. Policyholders' benefits of $3.3 million and $4.3 million were ceded to MassMutual in 2003 and 2002. No policyholders'
   benefits were ceded to MassMutual in 2001.

8. REINSURANCE

   The Company cedes insurance to other insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of

                                     FF-12

Notes To Statutory Financial Statements, Continued

   credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders' reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

   Premium ceded to unaffiliated insurers was $14.6 million, $13.8 million and
   $12.7 million and reinsurance recoveries were $18.8 million, $15.5 million and $19.3 million for the years ended December 31, 2003, 2002 and 2001, respectively. Amounts recoverable from unaffiliated reinsurers were $2.6 million and $4.2 million at December 31, 2003 and 2002, respectively. At
   December 31, 2003, six unaffiliated reinsurers accounted for 98% of the outstanding reinsurance recoverable.

9. FEDERAL INCOME TAXES

   Federal income taxes are based upon the Company's best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are charged directly to shareholder's equity. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as tax credits, resulted in effective tax rates which differ from the federal statutory tax rate.

   The components of the net deferred tax asset recognized in the Company's assets, liabilities and shareholder's equity are as follows:

                                                    December 31,
                                                    ------------
                                                    2003    2002
                                                    ----    ----
                                                    (In Millions)
              Total gross deferred tax assets      $ 56.4  $ 60.1
              Total gross deferred tax liabilities   (0.2)   (1.4)
                                                   ------  ------
              Net deferred tax asset                 56.2    58.7
              Deferred tax assets non-admitted      (46.6)  (49.3)
                                                   ------  ------
              Net admitted deferred tax asset      $  9.6  $  9.4
                                                   ======  ======
              Decrease in non-admitted asset       $  2.7  $  7.9
                                                   ======  ======

   The provision for federal incurred taxes on earnings at December 31, 2003,
   2002 and 2001 was $9.6 million, $1.3 million and $21.9 million respectively.

   The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities were as follows:

                                                   December 31,
                                                   ------------
                                                   2003    2002
                                                   ----    ----
                                                   (In Millions)

               Deferred tax assets:
                Policy acquisition costs          $ 50.4  $ 57.1
                Investment items                     3.1       -
                Reserve items                        2.7     2.8
                Other                                0.2     0.2
                                                  ------  ------
                Total deferred tax assets           56.4    60.1
                Non-admitted deferred tax assets   (46.6)  (49.3)
                                                  ------  ------
                Admitted deferred tax assets         9.8    10.8
                                                  ------  ------

               Deferred tax liabilities:
                Reserve items                        0.1     0.1
                Deferred and uncollected premium     0.1     0.1
                Investment items                       -     1.2
                                                  ------  ------
                Total deferred tax liabilities       0.2     1.4
                                                  ------  ------
                Net admitted deferred tax asset   $  9.6  $  9.4
                                                  ======  ======

                                     FF-13

Notes To Statutory Financial Statements, Continued

   The change in net deferred income taxes is comprised of the following:

                                                       2003
                                                       ----
                                                   (In Millions)
                Change in deferred tax assets          $(3.7)
                Change in deferred tax liabilities      (1.2)
                                                       -----
                Decrease in net deferred tax asset     $(2.5)
                                                       =====

   The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows:

                                                 2003   2002   2001
                                                 ----   ----   ----
                                                   (In Millions)
           Provision computed at statutory rate $15.6  $ 5.6  $16.6
           Investment items                      (3.1)   2.9      -
           Change in reserve valuation basis        -   (0.2)     -
           Other                                 (0.4)   0.8    3.6
                                                -----  -----  -----
           Total                                $12.1  $ 9.1  $20.2
                                                =====  =====  =====

           Federal income taxes incurred        $ 9.6  $ 1.3  $21.9
           Change in net deferred income taxes    2.5    7.8   (1.7)
                                                -----  -----  -----
           Current income tax                   $12.1  $ 9.1  $20.2
                                                =====  =====  =====

   In 2003 and 2001, the Company paid federal income taxes in the amount of
   $23.5 million and $31.3 million, respectively. In 2002, federal income tax refunds were $14.8 million. As of December 31, 2003, federal income taxes paid in prior years that will be available for recovery in the event of future net losses were $4.6 million in 2003 and $26.1 million in 2001.

   The Company plans to file its 2003 federal income tax return on a consolidated basis with MassMutual and MassMutual's eligible subsidiaries and certain affiliates. MassMutual and its eligible subsidiaries and certain affiliates are subject to a written tax-allocation agreement, which allocates the group's tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

   The United State Internal Revenue Service has completed its examination of the Company's income tax returns through the year 1997 and is currently examining the years 1998 through 2000. Management believes adjustments which may result from such examinations will not materially affect the Company's financial position.

10.SHAREHOLDER'S EQUITY

   The Board of Directors of MassMutual has authorized the contribution of funds to the Company to meet the capital requirements of each state in the
   United States of America in which the Company is licensed to do business.
   Substantially all of the statutory shareholder's equity is subject to dividend restrictions relating to various state regulations, which limit the payment of dividends to the shareholder without prior approval. Under these regulations, $34.9 million of shareholder's equity is available for distribution to the shareholder in 2004 without prior regulatory approval.

11.BUSINESS RISKS, COMMITMENTS AND CONTINGENCIES

a. Risks and uncertainties

   The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2003 and 2002 and for the three years ended December 31,
   2003.

                                     FF-14

Notes To Statutory Financial Statements, Continued

   There were no premium income concentrations in 2003 and 2002. Approximately
   75% of the Company's premium income in 2001 was derived from four customers.

b. Guaranty funds

   The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

c. Litigation

   The Company is involved in litigation arising in and out of the normal course of business which seeks both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact the Company's financial position, results of operations, or liquidity.

d. Commitments

   In the normal course of business, the Company enters into commitments to purchase investments. At December 31, 2003, the Company had no outstanding commitments.

12.WITHDRAWAL CHARACTERISTICS

a. Annuity actuarial reserves and deposit fund liabilities

   The withdrawal characteristics of the Company's annuity actuarial reserves and deposit fund liabilities at December 31, 2003 are illustrated below:

                                                                                    % of
                                                                         Amount     Total
                                                                         ------     -----
                                                                      (In Millions)
Subject to discretionary withdrawal - with market value adjustment       $252.6      97%
Subject to discretionary withdrawal - without market value adjustment       5.0       2%
Not subject to discretionary withdrawal                                     1.4       1%
                                                                         ------     ----
Total                                                                    $259.0     100%
                                                                         ======     ====

   Of the $252.6 million subject to discretionary withdrawal with market value adjustment, $7.0 million is subject to surrender charges of less than 5%.

                                     FF-15

Notes To Statutory Financial Statements, Continued

b. Separate accounts

   Information regarding the separate accounts of the Company, as of and for the period ended December 31, 2003, is as follows:

                                                           Guaranteed Non-Guaranteed  Total
                                                           ---------- --------------  -----
                                                                     (In Millions)
Net premium, considerations or deposits                      $  2.8      $  103.7    $  106.5
                                                             ======      ========    ========

Reserves:

 For accounts with assets at:
   Fair value                                                $    -      $3,068.4    $3,068.4
   Amortized cost                                             726.1             -       726.1
                                                             ------      --------    --------
     Total reserves                                           726.1       3,068.4     3,794.5
 Non-policy liabilities                                           -          65.2        65.2
                                                             ------      --------    --------
     Total                                                   $726.1      $3,133.6    $3,859.7
                                                             ======      ========    ========

By withdrawal characteristics:

Subject to withdrawal:
  At book value without fair value adjustment and current
   surrender charge of 5% or more                            $    -      $  486.4    $  486.4
  At fair value                                                   -       2,396.3     2,396.3
  At book value without fair value adjustment and with
   current surrender charge less than 5%                      726.1         185.7       911.8
                                                             ------      --------    --------
  Subtotal                                                    726.1       3,068.4     3,794.5
Not subject to discretionary withdrawal                           -             -           -
Non-policy liabilities                                            -          65.2        65.2
                                                             ------      --------    --------
Total                                                        $726.1      $3,133.6    $3,859.7
                                                             ======      ========    ========

13.AFFILIATED COMPANIES

   The relationship of the Company, MassMutual and affiliated companies as of
   December 31, 2003, is illustrated below. Subsidiaries are wholly-owned by
   MassMutual, except as noted.

   Subsidiaries of Massachusetts Mutual Life Insurance Company
   -----------------------------------------------------------
   CM Assurance Company
   CM Benefit Insurance Company
   C.M. Life Insurance Company
   MassMutual Holding Company
   MassMutual Mortgage Finance, LLC
   MassMutual Owners Association, Inc.
   The MassMutual Trust Company, FSB
   MML Distributors, LLC

       Subsidiaries of C.M. Life Insurance Company
       -------------------------------------------
       MML Bay State Life Insurance Company

       Subsidiaries of MassMutual Holding Company
       ------------------------------------------
       CM Property Management, Inc.
       HYP Management, Inc.
       MassMutual Assignment Company
       MassMutual Benefits Management, Inc.
       MassMutual Funding, LLC
       MassMutual Holding MSC, Inc.

                                     FF-16

Notes To Statutory Financial Statements, Continued

       MassMutual International, Inc.
       MMHC Investment, Inc.
       MML Investors Services, Inc.
       MML Realty Management Corporation
       Urban Properties, Inc.
       Antares Capital Corporation - 80.0%
       Cornerstone Real Estate Advisers, Inc.
       DLB Acquisition Corporation - 98.2%
       Oppenheimer Acquisition Corporation - 96.3%

   Affiliates of Massachusetts Mutual Life Insurance Company
   ---------------------------------------------------------
   MML Series Investment Funds
   MassMutual Institutional Funds

14.SUBSEQUENT EVENT

   On March 31, 2004 the Company settled tax issues with the IRS subsequent to the examination of the Company's income tax returns for the years 1995 through 1997. As a result of the settlement, the Company's tax liability, paid prior to December 31, 2003, was reduced by $23.5 million in the first quarter of 2004.

                                     FF-17

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the “Commission”) such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article V of the Bylaws of MML Bay State provide for indemnification of directors and officers as follows:

Article V: Indemnification

The corporation shall, to the fullest extent and under the circumstances permitted by Connecticut law, as amended from time to time, indemnify any person serving or who has served (a) as a director, officer, employee or agent of the corporation or (b) at the corporation’s request, as a director, trustee, officer, partner, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against all liabilities and expenses incurred by him in connection with the defense or disposition of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, while serving or thereafter, by reason of his having been such a director, trustee, officer, partner, employee or agent, except (unless otherwise permitted by Connecticut law) (y) in connection with a proceeding by or in the right of the corporation in which he was adjudged liable to the corporation or (z) in connection with any other proceeding charging improper personal benefit to him in which he was adjudged liable on the basis that personal benefit was improperly received by him.

Expenses, including counsel fees, reasonably incurred by any such director, trustee, officer, partner, employee or agent who is a party to a proceeding may be paid by the corporation in advance of the final disposition thereof upon receipt of a written affirmation of the person’s good faith belief that he has met the standard of conduct permitting indemnification and a written undertaking to repay the advance upon a determination that he did not meet the standard of conduct; provided, however, that a determination is also made that on the basis of the facts then known indemnification would not be precluded.

The right of indemnification hereby provided shall not be exclusive of or affect any other right to which any such director, trustee, officer, partner, employee or agent may be entitled. Nothing contained in this Article shall affect any other right to indemnification to which such persons may be entitled by contract or otherwise under law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MML Bay State pursuant to the foregoing provisions, or otherwise, MML Bay State has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MML Bay State of expenses incurred or paid by a director, officer or controlling person of MML Bay State in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MML Bay State will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

REPRESENTATIONS UNDER SECTION 26 (e)(2)(A)

OF THE INVESTMENT COMPANY ACT OF 1940

MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

CONTENTS OF POST-EFFECTIVE Amendment No. 16

This Post-effective Amendment is comprised of the following documents:

The Facing Sheet.

Cross Reference to items required by Form N-8B-2

The Prospectus consisting of 56 pages.

The Undertaking to File Reports.

The Undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representation under Section 26(e)(2)(a) of the Investment Company Act of 1940.

The Signatures.

Written Consents of the Following Persons:

	1.	Deloitte & Touche LLP, independent auditors;

	2.	Counsel opining as to the legality of securities being registered;

	3.	Not applicable.

The following Exhibits:

99.	The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

	A.1.	Resolution of Board of Directors of MML Bay State establishing the Separate Account./1/

	2.	Not applicable.

	3.	Distribution Contracts:

		a.	Form of Distribution Servicing Agreement between MML Investors Services, Inc. and MML Bay State./2/

		b.	Not applicable.

		c.	Not applicable.

	4.	Not applicable.

	5.	Form of Flexible Premium Variable Whole Life Insurance Policy./1/

	6.	a.	Certificate of Incorporation of MML Bay State./1/

		b.	By-Laws of MML Bay State./1/

2

	7.	Not applicable.

	8.	Form of Participation Agreements.

		a.	Oppenheimer Variable Account Funds[3]

		b.	T. Rowe Price Equity Series, Inc.[4]

	9.	Not applicable.

	10.	Form of Application for a flexible premium variable whole life insurance policy.[1]

	11.	SEC Procedures Memorandum describing MML Bay State’s issuance, transfer, and redemption procedures for the Policy.[5]

B.	Opinion and Consent of Counsel as to the legality of the securities being registered.*

C.	No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

D.	Not applicable.

E.	Consent of independent auditors’, Deloitte & Touche LLP.*

F.	Not Applicable.

G.	1.	a.	Powers of Attorney[6]

1	Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 33-19605 filed with the Commission as an exhibit on April 26, 1998.
2	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 33-82060 filed with the Commission as an exhibit effective May 1, 1996.
3	Incorporated by reference to Initial Registration Statement No. 333-22557 filed with the Commission as an exhibit on February 28, 1997.
4	Incorporated by reference to Initial Registration Statement No. 333-65887 filed with the Commission as an exhibit on October 20, 1998.
5	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101495 filed with the Commission as an exhibit on March 27, 2003.
6	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 33-82060 filed with the Commission as an exhibit on April 27, 2004.
*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, MML Bay State Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 16 to Registration Statement No. 33-19605 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 16 to Registration Statement No. 33-19605 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 26th day of April, 2004.

MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

MML BAY STATE LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ Robert J. O’Connell*
Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer MML Bay State Life Insurance Company

/s/ James M. Rodolakis	* On April 26, 2004, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.
*James M. Rodolakis

As required by the Securities Act of 1933, this Post-Effective Amendment No. 16 to Registration Statement No. 33-19605 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert J. O’Connell* Robert J. O’Connell	Director, Chairman, President and Chief Executive Officer (Principal Executive Officer)	April 26, 2004

/s/ Howard Gunton* Howard Gunton	Director, Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	April 26, 2004

/s/ Lawrence V. Burkett, Jr.* Lawrence V. Burkett, Jr.	Director	April 26, 2004

/s/ Isadore Jermyn* Isadore Jermyn	Director	April 26, 2004

/s/ Efrem Marder* Efrem Marder	Director	April 26, 2004

/s/ James M. Rodolakis *James M. Rodolakis	* on April 26, 2004, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

EXHIBIT LIST

99.B.	Opinion and Consent of Counsel as to the legality of the securities being registered.

99.E.	Independent Auditors’ Consent, Deloitte & Touche LLP.